PRELIMINARY TERM SHEET

Renaissance Mortgage Acceptance Corp. 2003-3 Home Equity Loan Asset-Backed Certificates, Series 2003-3 $434,720,000 Offered Certificates (approximate)

Delta Funding Corporation (Originator) Renaissance Mortgage Acceptance Corp. (Depositor)

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Structure O verview – Offered Certificates
To 10% Optional Termination
Class	Approx. Size ($) (1)(2)	Type	Bmark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
A	$363,000,000	Senior	1mL	3.04	1 - 100	Jan 2012	Dec 2033	AAA/Aaa/AAA
M-1	$29,700,000	Subordinate	1mL	5.58	37 - 100	Jan 2012	Dec 2033	AA/Aa2/AA
M-2	$22,000,000	Subordinate	1mL	5.59	37 - 100	Jan 2012	Dec 2033	A/A2/A
M-3	$6,600,000	Subordinate	1mL	5.64	37 - 100	Jan 2012	Dec 2033	A-/A3/A-
M-4	$4,620,000	Subordinate	1mL	5.71	37 - 100	Jan 2012	Dec 2033	BBB+/Baa1/BBB+
M-5	$4,400,000	Subordinate	1mL	5.88	37 - 100	Jan 2012	Dec 2033	BBB/Baa2/BBB
M-6	$4,400,000	Subordinate	Fixed	3.76	37 - 59	Aug 2008	Dec 2033	BBB-/Baa3
A-IO-1 (3)	Notional	Interest Only Senior						AAA/Aaa/AAA
A-IO-2 (4)	Notional	Interest Only Senior						AAA/Aaa/AAA

To Maturity
Class	Approx. Size ($) (1)(2)	Type	Bmark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
A	$363,000,000	Senior	1mL	3.29	1 - 215	Aug 2021	Dec 2033	AAA/Aaa/AAA
M-1	$29,700,000	Subordinate	1mL	6.13	37 - 177	Jun 2018	Dec 2033	AA/Aa2/AA
M-2	$22,000,000	Subordinate	1mL	6.06	37 - 158	Nov 2016	Dec 2033	A/A2/A
M-3	$6,600,000	Subordinate	1mL	5.98	37 - 134	Nov 2014	Dec 2033	A-/A3/A-
M-4	$4,620,000	Subordinate	1mL	5.94	37 - 122	Nov 2013	Dec 2033	BBB+/Baa1/BBB+
M-5	$4,400,000	Subordinate	1mL	5.94	37 - 110	Nov 2012	Dec 2033	BBB/Baa2/BBB
M-6	$4,400,000	Subordinate	Fixed	3.76	37 - 59	Aug 2008	Dec 2033	BBB-/Baa3
A-IO-1 (3)	Notional	Interest Only Senior						AAA/Aaa/AAA
A-IO-2 (4)	Notional	Interest Only Senior						AAA/Aaa/AAA
Pricing Speed
Fixed Rate Mortgage Loans		[23]% HEP
Adjustable Rate Mortgage Loans		[28]% CPR

(1)

Certificate sizes are subject to a variance of +/- 5%.

(2)

Certificate sizes are subject to final rating agency approval

.

(3)

The Class A-IO-1 Certificates are a class of interest-only certificates and are not entitled to any principal payments.  They will accrue interest at a rate of [3.00]%  per annum on a notional balance equal to the lesser of (i) the applicable amount as set forth in the Class A-IO-1 Notional Amount Schedule herein and (ii) the aggregate principal balance of the Mortgage Loans.  The Class A-IO-1 Certificates will not receive any payments after the [27th] Distribution Date.

(4)

The Class A-IO-2 Certificates are a class of interest-only certificates and are not entitled to any principal payments.  The interest rate on the Class A-IO-2 Certificates will be 0.07% on the first distribution date and 3.00% thereafter. They will accrue interest on a notional balance equal to the lesser of (i) the applicable amount as set forth in the Class A-IO-2 Notional Amount Schedule herein and (ii) the aggregate principal balance of the Mortgage Loans.  The Class A-IO-2 Certificates will not receive any payments after the [12th] Distribution Date.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Transaction:	Home Equity Loan Asset-Backed Certificates, Series 2003-3.
Certificates Offered:

The “Senior Certificates” will consist of the Class A, the Class A-IO-1 and the Class A-IO-2 Certificates.  The “Subordinate Certificates” will consist of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Offered Certificates.”

Issuer :	Renaissance Mortgage Acceptance Corp. 2003-3.
Originator:	Delta Funding Corporation.
Servicer:	Ocwen Federal Bank FSB.
Servicer Fee:

With respect to each Distribution Date, the Servicer will be entitled to a fee equal to 1/12 of the applicable percentage set forth below times the aggregate principal balance of the Mortgage Loans (the “Servicing Fee”), plus any reimbursable amounts.

Distribution Date	Servicing Fee
1-10	0.30%
11-24	0.40%
25-36	0.50%
37+	0.65%

Trustee/Custodian:	Wells Fargo Bank Minnesota, National Association (“Wells Fargo”).
Trustee Fee:

With respect to each Distribution Date, the Trustee will be entitled to a fee equal to 1/12 of             0.0125% of the aggregate principal balance of the Mortgage Loans (the “Trustee Fee”), plus any reimbursable amounts.

Lead Underwriter:	Citigroup Global Markets Inc.
Co-Manager:	Greenwich Capital Markets, Inc.
Pricing Date:	September [TBD], 2003
Settlement Date:	September 29, 2003
Record Date :	For the Offered Certificates, t he B usiness D ay immediately preceding the Distribution Date ..
Distribution Date:	For the Offered Certificates, the 25th of each month, or the next succeeding Business Da y (First Payment Date: October 27, 2003).
Cut-Off Date:

For each Mortgage Loan in the mortgage pool on the Closing Date, the later of (i) the origination date of the Mortgage Loan or (ii) September 1, 2003.  For each Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding Account, the later of (i) the origination date of such Mortgage Loan or (ii) the first day of the month in which such Mortgage Loan was acquired.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Statistical Calculation Date:	September 1, 2003.
Interest Accrual Period:

The interest accrual period with respect to the Offered Certificates (other than the Class A-IO-1, Class A-IO-2 and Class M-6 Certificates) for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

The interest accrual period for the Class A-IO-1, Class A-IO-2 and Class M-6 Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Accrued Interest:

The Offered Certificates (other than the Class A-IO-1, Class A-IO-2 and Class M-6 Certificates) will settle with no accrued interest.  The Class A-IO-1, Class A-IO-2 and Class M-6 Certificates will settle with accrued interest.  The price to be paid by investors for the Class A-IO-1, Class A-IO-2 and Class M-6 Certificates will include accrued interest from September 1, 2003, up to, but not including, the Settlement Date.

Delay Days:	0 days on the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates. 24 days on the Class A-IO-1, Class A-IO-2 and Class M-6 Certificates.
Rating Agencies:	Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Rating Services (“S&P”) and Fitch Ratings (“Fitch”).
Expected Ratings:	It is anticipated that the Offered Certificates will be rated as follows:
Class	Ratings (S&P/Moody’s/Fitch)
A	AAA/Aaa/AAA
M-1	AA/Aa2/AA
M-2	A/A2/A
M-3	A-/A3/A-
M-4	BBB+/Baa1/BBB+
M-5	BBB/Baa2/BBB
M-6	BBB-/Baa3

Initial and Additional Mortgage Loans:

As of September 1, 2003, the aggregate scheduled principal balance of the mortgage loans described herein will be approximately $271,591,318, consisting of approximately (i) $222,835,240 of fixed-rate Mortgage Loans (the “Initial Fixed-Rate Mortgage Loans”) and (ii) approximately $48,756,078 of adjustable-rate Mortgage Loans (the “Initial Adjustable-Rate Mortgage Loans,” and together with the Initial Fixed-Rate Mortgage Loans, the “Initial Mortgage Loans”).  See attached collateral descriptions for more information.

On or prior to the Closing Date, approximately $[58,408,682] of additional mortgage loans having similar characteristics to the Initial Mortgage Loans will be added to the trust, consisting of (i) approximately $[47,923,154] of additional fixed-rate Mortgage Loans (the “Additional Fixed-Rate Mortgage Loans”) and (ii) approximately $[10,485,528] of additional adjustable-rate Mortgage Loans (the “Additional Adjustable-Rate Mortgage Loans,” and together with the Additional Fixed-Rate Mortgage Loans, the “Additional Mortgage Loans”).  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Closing Date Mortgage Loans.”

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Pre-Funding:

On the Closing Date, the Trust will deposit no more than $[110,000,000] (the “Pre-Funding Amount”) into an account (the “Pre-Funding Account”).  Funds on deposit in the Pre-Funding Account will be used from time to time to acquire subsequent mortgage loans during the Pre-Funding Period, consisting of (i) approximately $[89,241,606] of subsequent fixed-rate Mortgage Loans (the “Subsequent Fixed-Rate Mortgage Loans”) and (ii) approximately $[20,758,394] of subsequent adjustable-rate Mortgage Loans (the “Subsequent Adjustable-Rate Mortgage Loans,” and together with the Subsequent Fixed-Rate Mortgage Loans, the “Subsequent Mortgage Loans”).  It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Closing Date Mortgage Loans in all material respects.

The “Pre-Funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $10,000 and (ii) November 25, 2003.

To the extent that the Trust does not fully use amounts on deposit in the Pre-Funding Account to purchase Subsequent Mortgage Loans by November 25, 2003, the Trust will apply the remaining amounts as a prepayment of principal to the Class A Certificates on the Distribution Date in December 2003.  Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Class A Certificates from amounts in the Pre-Funding Account.

Clearing:	DTC, Euroclear or Clearstream
SMMEA Eligibility:	The Offered Certificates will NOT constitute “mortgage related securities” for purposes of SMMEA.
ERISA Eligibility:	The Offered Certificates are expected to be ERISA eligible.
Minimum Denominations:	$25,000 and integral multiples of $1 in excess thereof.
Tax Status:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.
Company Profile:

Founded in 1982, Delta Financial Corporation (“DFC” : AMEX) is a Woodbury, New York-based specialty consumer finance company that originates non-conforming mortgage loans.  Delta's loans are primarily secured by first mortgages on one-to-four family residential properties.  Delta originates home equity loans primarily in 26 states.  Approximately 55% of Delta's loans are originated through a network of approximately 1,500 brokers and approximately 45% of its loans are originated through the Company's 12 retail offices.  Delta currently employs approximately 800 employees. Since 1991, Delta has sold approximately $8.4 billion of its mortgages through 36 securitizations. Since the first quarter of 2002, Delta has been issuing quarterly securitizations off its Renaissance Mortgage shelf with Ocwen FSB as its servicer of choice.

Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee and (ii) the Trustee Fee.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Pass-Through Rate:

The “Pass-Through Rate” for any Interest Accrual Period on the Class A Certificates will be equal to the lesser of (i) the applicable formula rate and (ii) the Class A Net WAC Rate.

The “Pass-Through Rate” for any Interest Accrual Period on the Subordinate Certificates will be equal to the lesser of (i) the applicable formula rate and (ii) the Subordinate Net WAC Rate.

The formula rates of the Offered Certificates (other than the Class A-IO-1 and Class A-IO-2 Certificates) are as follows:

     Class A:  1-month LIBOR + [TBD]%

     Class M-1:  1-month LIBOR + [TBD]%

     Class M-2:  1-month LIBOR + [TBD]%

     Class M-3:  1-month LIBOR + [TBD]%

     Class M-4:  1-month LIBOR + [TBD]%

     Class M-5:  1-month LIBOR + [TBD]%

Class M-6: The fixed rate determined at the time of pricing

Class A Net WAC Rate:

The “Class A Net WAC Rate” for any Interest Accrual Period is equal to (i) the weighted average of  the Adjusted Net Mortgage Rates of the Mortgage Loans less (ii) the weighted average Pass-Through Rate for the Class A-IO-1 and Class A-IO-2 Certificates multiplied by a fraction equal to (a) the sum of the notional balances of the Class A-IO-1 and Class A-IO-2 Certificates divided by (b) the aggregate Certificate Principal balance of the Class A Certificates.

Subordinate Net WAC Rate:	The “Subordinate Net WAC Rate” for any Interest Accrual Period is equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans.
Net WAC Rate Carryover Amount:

If, on any Distribution Date, the Pass-Through Rate for any Class of Offered Certificates is limited by the applicable Net WAC Rate, the “Net WAC Rate Carryover Amount” for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on LIBOR plus the applicable margin over (b) the amount of interest actually paid on such Class based on the applicable Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Pass-Through Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Interest Only Certificates:

The Interest Only Certificates will consist of the Class A-IO-1 and Class A-IO-2 Certificates. The Interest Only Certificates will not be entitled to any distributions of principal.  The Interest Only Certificates will each accrue interest on a notional amount equal to the lesser of (i) the amount as set forth in the applicable notional schedule on page 40 and (ii) the aggregate principal balance of the Mortgage Loans.  The Class A-IO-1 Certificates will not receive any payments after the [27th] Distribution Date and the Class A-IO-2 Certificates will not receive any payments after the [12th] Distribution Date.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Cap Contracts:

On the Closing Date, the Trustee will enter into several Cap Contracts with a cap counterparty (Please refer to pages 47-52 for the Cap Notional Schedules).  Any amounts paid from the Cap Contracts will be paid as following:

1)

To cover any Net WAC Carryover amounts on the applicable class of Certificates;

2)

Deposited into a reserve fund (which will be established on the Closing Date)

3)

To cover any unpaid Net WAC Rate Carryover Amount on the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates in that order.

Credit Enhancement:

Credit Enhancement for the Certificates will be provided by:

•

Excess Interest

•

Overcollateralization

•

Subordination

•

Class A Certificates are senior to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.

•

Class M-1 Certificates are senior to the Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.

•

Class M-2 Certificates are senior to the Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.

•

Class M-3 Certificates are senior to the Class M-4, Class M-5 and Class M-6 Certificates.

•

Class M-4 Certificates are senior to the Class M-5 and Class M-6 Certificates.

•

Class M-5 Certificates are senior to the Class M-6 Certificates.

Credit Enhancement Percentages:
Ratings (S&P/Moody’s/Fitch)	Initial Credit Enhancement	Target Credit Enhancement
	Percent	Percent
AAA/Aaa/AAA	[17.50%]	[35.00%]
AA/Aa2/AA	[10.75%]	[21.50%]
A/A2/A	[5.75%]	[11.50%]
A-/A3/A-	[4.25%]	[8.50%]
BBB+/Baa1/BBB+	[3.20%]	[6.40%]
BBB/Baa2/BBB	[2.20%]	[4.40%]
BBB-/Baa3	[1.20%]	[2.40%]
Senior Enhancement Percentage:

The “Senior Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the sum of (a) the aggregate principal balance of the Mortgage Loans and (b) any remaining amounts in the Pre-Funding Account.

Credit Enhancement Percentage:

The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Certificates that are subordinate to the applicable Certificates  and (b) the Overcollateralization Amount divided by (ii) the sum of (a) the aggregate principal balance of the Mortgage Loans and (b) any remaining amounts in the Pre-Funding Account.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Excess Interest:

For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the interest paid on the Offered Certificates at their respective Pass-Through Rates and (ii) the Servicer and Trustee Fees paid in respect of the Mortgage Loans.

Overcollateralization Amount:

On any Distribution Date, the “Overcollateralization Amount” will be the amount by which the sum of the aggregate principal balance of the Mortgage Loans and any remaining amounts in the Pre-Funding Account exceeds the aggregate certificate principal balance of the Offered Certificates after giving effect to the distribution of principal on that Distribution Date.  On any Distribution Date on which the Overcollateralization Amount does not equal the Required Overcollateralization Amount, Excess Interest, to the extent available, will be distributed as principal to the Certificateholders then entitled to distributions of principal to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

On the Closing Date, the Required Overcollateralization Amount will be satisfied.

Required Overcollateralization Amount:

On any Distribution Date on which a Trigger Event has not occurred, the Required Overcollateralization Amount is equal to:

(x) prior to the Stepdown Date, [1.20]% of the sum of: (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the Pre-Funding Amount on the Closing Date.

(y) on or after the Stepdown Date,  the greater of:

(a) the lesser of:

(x) [1.20]% of the sum of: (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the Pre-Funding Amount on the Closing Date; and

(y) [2.40]% of the current aggregate principal balance of the Mortgage Loans;

(b) 0.50% of the sum of: (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the Pre-Funding Amount on the Closing Date (the “OC Floor”);

provided, however, that as long as the certificate principal balance of the Class M-6 Certificates is greater than zero, the Required Overcollateralization Amount shall be [1.20]% of the sum of: (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the Pre-Funding Amount on the Closing Date.

Notwithstanding the foregoing, on each Distribution Date during the continuance of (a) a Delinquency Event (whether or not a Cumulative Loss Event is continuing), the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date or (b) a Cumulative Loss Event (and a Delinquency Event is not then continuing), the Required Overcollateralization Amount will equal the lesser of (x) the Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date and (y) the product of [4.80]% and the aggregate principal balance of the Mortgage Loans as of the end of the related due period; but the Required Overcollateralization Amount will never be less than the OC Floor.

Subordination Required Overcollateralization Amount:

On any Distribution Date on or after the Stepdown Date on which a Delinquency Event is not in effect, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount determined without regard to the OC Floor minimum, otherwise, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Delinquency Event:

A “Delinquency Event” shall have occurred and be continuing, if, at any time, (i) the three-month rolling average of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans that are 60+ days delinquent as of the last day of the related prepayment period and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the last day of the related due period exceeds (ii) [43.00]% of the Senior Enhancement Percentage.

Cumulative Loss Event:

A Cumulative Loss Event will have occurred if cumulative net losses (as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the initial Pre-Funding Amount) exceed the applicable percentages below during the related period of time:

Distribution Dates 37-48:   [3.00]% for the first month plus an additional 1/12th of [1.25]% for each month thereafter.

Distribution Dates 49-60:   [4.25]% for the first month plus an additional 1/12th of [0.65]% for each month thereafter.

Distribution Dates 61-72:   [4.90]% for the first month plus an additional 1/12th of [0.40]% for each month thereafter.

Distribution Dates 73-84:   [5.30]% for the first month plus an additional 1/12th of [0.20]% for each month thereafter.

Distribution Dates 85 and

Thereafter:                          [5.50]%

Trigger Event:	The continuance of either a Delinquency Event or a Cumulative Loss Event.
Stepdown Date:

The earlier to occur of

(i)    the Distribution Date on which the principal balance of the Class A

        Certificates has been reduced to zero and

(ii)   the later to occur of

  (x)   the Distribution Date occurring in October 2006 and

  (y)   the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [35.00]%.

Subordination Increase Amount:	As to any Distribution Date, the lesser of the Subordination Deficiency and Excess Interest.
Subordination Deficiency:

As to any Distribution Date, the excess, if any, of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess Overcollateralization Amount:

As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount (assuming 100% of the principal payments received on the Mortgage Loans are distributed to the Offered Certificates).

Delinquency Advances:

For any month, if the Servicer receives a payment on a Mortgage Loan that is less than the full scheduled payment, or if no payment is received at all, the Servicer will advance its own funds to cover that shortfall.  However, the Servicer will make an advance only if it determines that the advance will be recoverable from future payments or collections on that Mortgage Loan.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Servicing Advances:

The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage Loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable.  The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Allocation of Losses:

Realized losses on the Mortgage Loans will be applied:

•

First to reduce the Excess Interest, then to reduce the Overcollateralization Amount; and

•

Then to the Certificates in reverse order of seniority: First to the Class M-6, then to the Class M-5, then to the Class M-4, then to the Class M-3, then to the Class M-2 and then to the Class M-1 Certificates.

Priority of Distributions:

Available funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

1.

To the Servicer and Trustee, the related fees;

2.

Concurrently, to the Class A, Class A-IO-1 and A-IO-2 Certificates, the related interest due, plus any Interest Carryover Shortfall;

3.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class  M-6 Certificates, the related monthly interest due;

4.

To the Class A Certificates, the Class A Principal Distribution Amount excluding any Subordination Increase Amount;

5.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class  M-6 Certificates, the related Principal Distribution Amount, excluding any Subordination Increase Amount;

6.

To the Offered Certificates (other than the Class A-IO-1 and Class A-IO-2 Certificates), the related Subordination Increase Amount, distributed as in priorities 4 and 5 above;

7.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class  M-6 Certificates, any Interest Carryover Shortfall and Principal Carryover Shortfall;

8.

Sequentially, to the Class A, Class M-1, Class M-2, Class M-3 and Class M-4, Class M-5 and Class M-6 Certificates, the related Net WAC Rate Carryover;

9.

To the Trustee, reimbursement for any expenses incurred as a result of a servicing transfer related to the resignation or termination of the Servicer; and

10.

To the residual certificates, any remaining amounts.

Interest Carryover Shortfall:

As to any Class of Certificates the sum of (i) the excess of the related monthly interest amount for the preceding Distribution Date and any outstanding Interest Carryover Shortfall with respect to that Class on the preceding Distribution Date, over the amount in respect of interest that is actually distributed to holders of such Class on the preceding Distribution Date plus (ii) interest on such Class at the applicable Pass-Through Rate.

Principal Carryover Shortfall:

As to any Class of Subordinate Certificates and any Distribution Date, the excess, if any, of  (i) the sum of (x) the amount of reduction in the Class Principal Balance of that Class and (y) the amount of any reductions on prior Distribution Dates over (ii) the amount distributed on prior Distribution Dates in respect of the reductions contemplated by clause (i) allocated to that Class of Certificates on prior Distribution Dates.

Principal Distribution Amount:

As to any Distribution Date, the lesser of: (i) the balance of the Offered Certificates (other than the Class A-IO-1 and A-IO-2 Certificates) prior to such Distribution Date and (ii) the sum of (a) principal payments collected from the Mortgage Loans, (b) the Subordination Increase Amount and (c) any Excess Overcollateralization Amount,

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Class A Principal Distribution Amount:

As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the certificate principal balance of the Class A Certificates. As to any other Distribution Date, an amount equal to the excess, if any, of (i) the certificate principal balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [65.00]% of the balance of the Mortgage Loans as of the end of the related due period and (b) the balance of the Mortgage Loans as of such Distribution Date minus the OC Floor.

Class M-1 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A Certificates has been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date, and

(ii)

the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

[78.50]% of the balance of the Mortgage Loans as of the last day of the related due period, and

(ii) the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-2 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A and Class M-1 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

(iii) the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[88.50]% of the balance of the Mortgage Loans as of the last day of the related due period, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Class M-3 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[91.50]% of the balance of the Mortgage Loans as of the last day of the related due period, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-4 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the certificate principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[93.60]% of the balance of the Mortgage Loans as of the last day of the related due period, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Class M-5 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the certificate principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

 the certificate principal balance of the Class M-5 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

[95.60]% of the balance of the Mortgage Loans as of the last day of the related due period, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Class M-6 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(vii)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(viii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(ix)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(x)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(xi)

the certificate principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(xii)

 the certificate principal balance of the Class M-5 Certificates after taking into account distributions of the Class M-5 Principal Distribution Amount for the applicable Distribution Date;

(xiii)

 the certificate principal balance of the Class M-6 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

[97.60]% of the balance of the Mortgage Loans as of the last day of the related due period, and

(ii)           the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor; plus

(c) any additional principal received on the Mortgage Loans in excess of that required to pay the Class A, Class, M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates in order to maintain their applicable Target Credit Enhancement Percentages.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Citigroup Global Markets Mortgage Finance Contacts

Name:	Telephone:	E-Mail:
Evan Mitnick Director	(212) 723-6621	evan.mitnick@citigroup.com
Jon Riber Associate	(212) 723-6536	jonathan.riber@citigroup.com
Ian Wesson Analyst	(212) 723-6334	ian.wesson@citigroup.com

Citigroup Global Markets MBS Trading Contacts

Name:	Telephone:	E-Mail:
Jim De Mare Managing Director	(212) 723-6217	james.p.demare@citigroup.com
Matt Cherwin Vice President	(212) 723-6217	matthew.cherwin@citigroup.com
Michael Leung Director	(212) 723-6325	michael.leung@citigroup.com

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

DESCRIPTION OF THE COLLATERAL

TOTAL COLLATERAL

Collateral Summary (All numbers are approximate and subject to change)

Statistics are listed as of the Cut-off Date.

	Wtd. Avg. (if applicable)	Range (if applicable)

Number of Mortgage Loans:	1,848
Aggregate Current Principal Balance:	$271,591,318
Current Principal Balance:	$146,965	$19,952 – $698,000
Original Principal Balance:	$147,056	$20,000 – $698,000
1st Lien:	98.53%
Gross Coupon:	7.64%	4.99% - 12.54%
Remaining Term (months – Stated):	323	71 – 360
Adjustable Rate Loan Margin: (ARM Only)	7.70%	4.59% – 11.19%
Lifetime Maximum Interest Rate: (ARM Only)	15.13%	11.99% - 18.79%
Lifetime Minimum Interest Rate: (ARM Only)	8.13%	4.99% – 11.79%
Next Interest Rate Change Date: (ARM Only)	February 2006	July 2005 – October 2006
Seasoning (months):	0.48	0 – 2
Combined LTV:	76.27%	8.82% - 100.00%
Borrower FICO:*	634	477 – 809

* Excludes Zero Values

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

TOTAL COLLATERAL

Original Principal Balances of Mortgage Loans
Range ($)	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Original Principal Balance
0.01 – 25,000.00	10	$240,765.00	0.09%
25,000.01 – 50,000.00	140	5,888,042.40	2.17
50,000.01 – 75,000.00	341	21,688,304.00	7.98
75,000.01 – 100,000.00	234	20,586,852.00	7.58
100,000.01 – 125,000.00	226	25,484,076.10	9.38
125,000.01 – 175,000.00	359	53,279,347.50	19.61
175,000.01 – 200,000.00	112	21,190,225.00	7.80
200,000.01 – 225,000.00	95	20,269,925.80	7.46
225,000.01 – 250,000.00	82	19,559,615.00	7.20
250,000.01 – 275,000.00	54	14,121,877.00	5.20
275,000.01 – 300,000.00	53	15,248,020.00	5.61
300,000.01 – 322,700.00	34	10,653,900.00	3.92
322,700.01 – 350,000.00	32	10,820,899.00	3.98
350,000.01 – 500,000.00	67	27,382,424.00	10.08
500,000.01 –1,000,000.00	9	5,345,950.00	1.97
Total:	1,848	$271,760,222.80	100.00%

Principal Balances of Mortgage Loans as of Cutoff Date
Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 – 25,000.00	10	$240,325.07	0.09%
25,000.01 – 50,000.00	141	5,929,545.32	2.18
50,000.01 – 75,000.00	340	21,614,076.78	7.96
75,000.01 – 100,000.00	234	20,570,623.63	7.57
100,000.01 – 125,000.00	226	25,464,870.94	9.38
125,000.01 – 175,000.00	359	53,246,245.12	19.61
175,000.01 – 200,000.00	112	21,179,643.88	7.80
200,000.01 – 225,000.00	95	20,261,055.41	7.46
225,000.01 – 250,000.00	83	19,801,419.29	7.29
250,000.01 – 275,000.00	53	13,867,256.90	5.11
275,000.01 – 300,000.00	53	15,238,954.57	5.61
300,000.01 – 322,700.00	34	10,649,343.19	3.92
322,700.01 – 350,000.00	32	10,816,340.84	3.98
350,000.01 – 500,000.00	67	27,367,938.46	10.08
500,000.01 –1,000,000.00	9	5,343,678.37	1.97
Total:	1,848	$271,591,317.77	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Current Mortgage Rates of Mortgage Loans
Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
4.500 - 4.999	2	$912,674.98	0.34%
5.000 - 5.499	66	13,083,554.40	4.82
5.500 - 5.999	166	31,915,344.50	11.75
6.000 - 6.499	108	18,600,070.84	6.85
6.500 - 6.999	192	32,508,800.39	11.97
7.000 - 7.499	165	27,195,087.86	10.01
7.500 - 7.999	285	43,829,252.03	16.14
8.000 - 8.499	202	27,837,328.58	10.25
8.500 - 8.999	260	33,402,540.95	12.30
9.000 - 9.499	168	19,084,437.95	7.03
9.500 - 9.999	123	13,530,831.52	4.98
10.000 - 10.499	54	5,094,522.14	1.88
10.500 - 10.999	33	2,950,826.03	1.09
11.000 - 11.499	14	844,414.76	0.31
11.500 - 11.999	8	638,451.13	0.24
12.000 - 12.499	1	83,200.00	0.03
12.500 - 12.999	1	79,979.71	0.03
Total:	1,848	$271,591,317.77	100.00%

Original Term to Maturity of Mortgage Loans
Original Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
000 - 180	369	$37,570,335.22	13.83%
181 - 240	101	11,507,051.02	4.24
241 - 360	1,378	222,513,931.53	81.93
Total:	1,848	$271,591,317.77	100.00%

Remaining Term to Maturity of Mortgage Loans
Remaining Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
061 - 120	75	$5,380,531.55	1.98%
121 - 180	294	32,189,803.67	11.85
181 - 240	101	11,507,051.02	4.24
241 - 300	96	12,229,117.49	4.50
301 - 360	1,282	210,284,814.04	77.43
Total:	1,848	$271,591,317.77	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Seasoning of Mortgage Loans
Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.000	963	$143,475,025.73	52.83%
001 – 002	885	128,116,292.04	47.17
Total:	1,848	$271,591,317.77	100.00%

Combined Loan-to-Value Ratios of Mortgage Loans
Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25.00	16	$1,235,053.66	0.45%
25.01 - 30.00	11	1,095,635.37	0.40
30.01 - 35.00	18	2,272,822.47	0.84
35.01 - 40.00	25	2,706,052.97	1.00
40.01 - 45.00	20	2,235,841.95	0.82
45.01 - 50.00	48	7,042,947.68	2.59
50.01 - 55.00	59	7,665,004.10	2.82
55.01 - 60.00	87	13,811,203.30	5.09
60.01 - 65.00	121	16,553,150.08	6.09
65.01 - 70.00	163	26,649,400.98	9.81
70.01 - 75.00	229	36,336,672.48	13.38
75.01 - 80.00	377	54,878,450.37	20.21
80.01 - 85.00	236	34,263,881.14	12.62
85.01 - 90.00	274	38,904,081.78	14.32
90.01 - 95.00	68	10,644,629.72	3.92
95.01 - 100.00	96	15,296,489.72	5.63
Total:	1,848	$271,591,317.77	100.00%

Owner Occupancy of Mortgage Loans
Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Investment	146	$23,137,274.45	8.52%
Owner Occupied	1,702	248,454,043.32	91.48
Total:	1,848	$271,591,317.77	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Property Type of Mortgage Loans
Property Types	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Single Family	1,484	$206,278,657.72	75.95%
2-4 Family	195	41,278,169.55	15.20
5-8 Family	37	6,894,993.48	2.54
Condominium	63	8,939,757.66	3.29
Multi Use	25	5,186,764.91	1.91
Mobile Home	44	3,012,974.45	1.11
Total:	1,848	$271,591,317.77	100.00%

Loan Purpose of Mortgage Loans
Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Purchase	151	$25,837,230.10	9.51%
Rate/Term Refinance	155	22,039,396.44	8.11
Cash Out Refinance	927	138,157,948.86	50.87
Debt Consolidation	615	85,556,742.37	31.50
Total:	1,848	$271,591,317.77	100.00%

Document Type of Mortgage Loans
Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Full	1,465	$203,582,499.50	74.96%
Limited	127	21,003,150.53	7.73
No Income Verification	174	34,397,851.08	12.67
Stated Income	82	12,607,816.66	4.64
Total:	1,848	$271,591,317.77	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Loan Type of Mortgage Loans
Loan Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
2/28 ARMS	145	$23,551,748.86	8.67%
3/27 ARMS	208	25,204,329.04	9.28
Fixed	1,495	222,835,239.87	82.05
Total:	1,848	$271,591,317.77	100.00%

Geographical Distribution of Mortgage Loans

State	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Arizona	43	$5,383,565.37	1.98%
Connecticut	21	3,382,438.19	1.25
Florida	127	14,281,410.94	5.26
Illinois	134	18,754,867.30	6.91
Kentucky	45	4,476,715.91	1.65
Maryland	48	7,707,347.90	2.84
Massachusetts	54	11,332,010.68	4.17
Michigan	59	4,850,987.99	1.79
Missouri	36	3,303,966.08	1.22
New Jersey	106	18,224,664.88	6.71
New York	415	94,978,063.30	34.97
North Carolina	144	15,068,787.98	5.55
Ohio	122	11,269,086.17	4.15
Pennsylvania	145	14,463,209.74	5.33
South Carolina	41	4,596,439.26	1.69
Tennessee	51	5,240,403.10	1.93
Virginia	100	14,463,405.23	5.33
Other	157	19,813,947.75	7.30
Total:	1,848	$271,591,317.77	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Margins of Mortgage Loans
Margins	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
4.500 - 4.999	2	$444,270.09	0.91%
5.000 - 5.499	3	541,220.65	1.11
5.500 - 5.999	14	2,675,696.06	5.49
6.000 - 6.499	24	4,320,597.59	8.86
6.500 - 6.999	33	5,246,785.96	10.76
7.000 - 7.499	59	9,040,360.07	18.54
7.500 - 7.999	45	6,195,455.92	12.71
8.000 - 8.499	58	7,307,106.29	14.99
8.500 - 8.999	49	5,645,945.67	11.58
9.000 - 9.499	31	4,075,688.10	8.36
9.500 - 9.999	21	2,328,444.15	4.78
10.000 - 10.500	10	714,565.50	1.47
10.500 - 10.999	2	119,959.84	0.25
11.000 - 11.499	2	99,982.01	0.21
Total:	353	$48,756,077.90	100.00%

Next Rate Change Dates of Mortgage Loans
Next Rate Change Dates	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
July 2005	7	$1,424,025.98	2.92%
August 2005	69	11,812,322.88	24.23
September 2005	68	10,179,400.00	20.88
October 2005	1	136,000.00	0.28
July 2006	6	827,817.45	1.70
August 2006	110	12,645,872.59	25.94
September 2006	91	11,635,639.00	23.87
October 2006	1	95,000.00	0.19
Total:	353	$48,756,077.90	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Maximum Mortgage Rates of Mortgage Loans
Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
11.500 - 11.999	1	$269,674.98	0.55%
12.000 - 12.499	1	174,595.11	0.36
12.500 - 12.999	4	778,720.65	1.60
13.000 - 13.499	16	2,848,587.35	5.84
13.500 - 13.999	30	5,303,642.30	10.88
14.000 - 14.499	37	6,424,412.93	13.18
14.500 - 14.999	63	9,590,963.91	19.67
15.000 - 15.499	37	4,457,561.96	9.14
15.500 - 15.999	67	8,475,180.54	17.38
16.000 - 16.499	35	3,615,749.89	7.42
16.500 - 16.999	27	3,533,536.78	7.25
17.000 - 17.499	21	2,354,115.49	4.83
17.500 - 17.999	10	709,394.16	1.45
18.000 - 18.499	3	159,959.84	0.33
18.500 - 18.999	1	59,982.01	0.12
Total:	353	$48,756,077.90	100.00%

Minimum Mortgage Rates of Mortgage Loans
Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
4.500 - 4.999	1	$269,674.98	0.55%
5.000 - 5.499	1	174,595.11	0.36
5.500 - 5.999	4	778,720.65	1.60
6.000 - 6.499	16	2,848,587.35	5.84
6.500 - 6.999	30	5,303,642.30	10.88
7.000 - 7.499	37	6,424,412.93	13.18
7.500 - 7.999	63	9,590,963.91	19.67
8.000 - 8.499	37	4,457,561.96	9.14
8.500 - 8.999	67	8,475,180.54	17.38
9.000 - 9.499	35	3,615,749.89	7.42
9.500 - 9.999	27	3,533,536.78	7.25
10.000 - 10.499	21	2,354,115.49	4.83
10.500 - 10.999	10	709,394.16	1.45
11.000 - 11.499	3	159,959.84	0.33
11.500 - 11.999	1	59,982.01	0.12
Total:	353	$48,756,077.90	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Prepayment Penalty Term for Mortgage Loans
Prepayment Penalty Term	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0	469	$58,314,136.87	21.47%
12	374	84,520,004.65	31.12
24	56	9,538,550.29	3.51
30	15	2,987,441.91	1.10
36	934	116,231,184.05	42.80
Total:	1,848	$271,591,317.77	100.00%

FICO Scores of Mortgage Loans
FICO Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Not Available	1	$24,989.94	0.01%
450 – 499	22	3,658,606.42	1.35
500 - 525	102	12,814,451.14	4.72
526 - 550	130	16,894,323.39	6.22
551 - 575	211	28,727,096.54	10.58
576 - 600	212	26,981,656.18	9.93
601 - 625	206	30,428,504.27	11.20
626 - 650	247	38,758,814.73	14.27
651 - 675	253	38,532,848.26	14.19
676 - 700	169	26,592,361.77	9.79
701 - 725	112	17,928,366.40	6.60
726 - 750	98	17,072,879.12	6.29
751 - 775	51	7,813,550.94	2.88
776 - 800	31	4,672,868.67	1.72
801 - 825	3	690,000.00	0.25
Total:	1,848	$271,591,317.77	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

DESCRIPTION OF THE COLLATERAL

FIXED RATE COLLATERAL

Collateral Summary (All numbers are approximate and subject to change)

Statistics are listed as of the Cut-off Date.

	Wtd. Avg. (if applicable)	Range (if applicable)

Number of Mortgage Loans:	1,495
Aggregate Current Principal Balance:	$222,835,240
Current Principal Balance:	$149,054	$19,952 – $698,000
Original Principal Balance:	$149,152	$20,000 – $698,000
1st Lien:	98.20%
Gross Coupon:	7.53%	4.99% - 12.54%
Remaining Term (months – Stated):	316	71 – 360
Seasoning (months):	0.46	0 – 2
Combined LTV:	75.88%	8.82% - 100.00%
Borrower FICO:*	642	477 – 809

* Excludes Zero Values

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

FIXED RATE COLLATERAL

Original Principal Balances of Mortgage Loans
Range ($)	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Original Principal Balance
0.01 – 25,000.00	9	$215,765.00	0.10%
25,000.01 – 50,000.00	114	4,737,932.40	2.12
50,000.01 – 75,000.00	271	17,218,019.00	7.72
75,000.01 – 100,000.00	184	16,197,599.00	7.26
100,000.01 – 125,000.00	183	20,615,015.10	9.25
125,000.01 – 175,000.00	281	41,544,070.00	18.63
175,000.01 – 200,000.00	93	17,605,925.00	7.90
200,000.01 – 225,000.00	75	16,040,125.80	7.19
225,000.01 – 250,000.00	72	17,191,665.00	7.71
250,000.01 – 275,000.00	45	11,781,777.00	5.28
275,000.01 – 300,000.00	45	12,945,670.00	5.81
300,000.01 – 322,700.00	30	9,390,950.00	4.21
322,700.01 – 350,000.00	28	9,478,699.00	4.25
350,000.01 – 500,000.00	58	23,840,456.00	10.69
500,000.01 –1,000,000.00	7	4,178,950.00	1.87
Total:	1,495	$222,982,618.30	100.00%

Principal Balances of Mortgage Loans as of Cutoff Date
Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 – 25,000.00	9	$215,335.13	0.10%
25,000.01 – 50,000.00	115	4,779,896.72	2.15
50,000.01 – 75,000.00	270	17,145,461.51	7.69
75,000.01 – 100,000.00	184	16,183,129.92	7.26
100,000.01 – 125,000.00	183	20,597,726.36	9.24
125,000.01 – 175,000.00	281	41,515,881.74	18.63
175,000.01 – 200,000.00	93	17,597,489.85	7.90
200,000.01 – 225,000.00	75	16,032,842.19	7.19
225,000.01 – 250,000.00	73	17,434,291.73	7.82
250,000.01 – 275,000.00	44	11,528,173.08	5.17
275,000.01 – 300,000.00	45	12,938,111.23	5.81
300,000.01 – 322,700.00	30	9,386,393.19	4.21
322,700.01 – 350,000.00	28	9,475,373.68	4.25
350,000.01 – 500,000.00	58	23,827,897.02	10.69
500,000.01 –1,000,000.00	7	4,177,236.52	1.87
Total:	1,495	$222,835,239.87	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
4.500 - 4.999	1	$643,000.00	0.29%
5.000 - 5.499	65	12,908,959.29	5.79
5.500 - 5.999	162	31,136,623.85	13.97
6.000 - 6.499	92	15,751,483.49	7.07
6.500 - 6.999	162	27,205,158.09	12.21
7.000 - 7.499	128	20,770,674.93	9.32
7.500 - 7.999	222	34,238,288.12	15.36
8.000 - 8.499	165	23,379,766.62	10.49
8.500 - 8.999	193	24,927,360.41	11.19
9.000 - 9.499	133	15,468,688.06	6.94
9.500 - 9.999	96	9,997,294.74	4.49
10.000 - 10.499	33	2,740,406.65	1.23
10.500 - 10.999	23	2,241,431.87	1.01
11.000 - 11.499	11	684,454.92	0.31
11.500 - 11.999	7	578,469.12	0.26
12.000 - 12.499	1	83,200.00	0.04
12.500 - 12.999	1	79,979.71	0.04
Total:	1,495	$222,835,239.87	100.00%

Original Term to Maturity of Mortgage Loans
Original Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
000 - 180	365	$37,192,180.25	16.69%
181 - 240	95	11,063,802.20	4.97
241 - 360	1,035	174,579,257.42	78.34
Total:	1,495	$222,835,239.87	100.00%

Remaining Term to Maturity of Mortgage Loans
Remaining Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
061 - 120	75	$5,380,531.55	2.41%
121 - 180	290	31,811,648.70	14.28
181 - 240	95	11,063,802.20	4.97
241 - 300	92	11,645,150.32	5.23
301 - 360	943	162,934,107.10	73.12
Total:	1,495	$222,835,239.87	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Seasoning of Mortgage Loans
Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.000	802	$121,428,986.73	54.49%
001 - 002	693	101,406,253.14	45.51
Total:	1,495	$222,835,239.87	100.00%

Combined Loan-to-Value Ratios of Mortgage Loans
Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25.00	13	$985,053.66	0.44%
25.01 - 30.00	11	1,095,635.37	0.49
30.01 - 35.00	14	1,737,480.66	0.78
35.01 - 40.00	24	2,638,107.19	1.18
40.01 - 45.00	17	1,970,418.97	0.88
45.01 - 50.00	40	5,667,661.51	2.54
50.01 - 55.00	53	6,858,462.85	3.08
55.01 - 60.00	77	12,799,602.49	5.74
60.01 - 65.00	97	13,525,725.25	6.07
65.01 - 70.00	135	23,367,062.17	10.49
70.01 - 75.00	176	29,110,099.67	13.06
75.01 - 80.00	276	40,338,274.31	18.10
80.01 - 85.00	195	28,664,069.29	12.86
85.01 - 90.00	230	32,850,328.97	14.74
90.01 - 95.00	57	8,772,427.09	3.94
95.01 - 100.00	80	12,454,830.42	5.59
Total:	1,495	$222,835,239.87	100.00%

Owner Occupancy of Mortgage Loans
Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Investment	106	$18,377,673.09	8.25%
Owner Occupied	1,389	204,457,566.78	91.75
Total:	1,495	$222,835,239.87	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Property Type of Mortgage Loans
Property Types	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Single Family	1,190	$167,728,277.57	75.27%
2 - 4 Family	149	32,859,516.56	14.75
5 - 8 Family	37	6,894,993.48	3.09
Condominium	50	7,152,712.90	3.21
Multi Use	25	5,186,764.91	2.33
Mobile Home	44	3,012,974.45	1.35
Total:	1,495	$222,835,239.87	100.00%

Loan Purpose of Mortgage Loans
Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Purchase	105	$19,695,656.56	8.84%
Rate/Term Refinance	130	18,553,571.80	8.33
Cash Out Refinance	761	115,824,562.69	51.98
Debt Consolidation	499	68,761,448.82	30.86
Total:	1,495	$222,835,239.87	100.00%

Document Type of Mortgage Loans
Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Full	1,209	$169,596,815.55	76.11%
Limited	93	16,129,673.55	7.24
No Income Verification	133	27,897,161.44	12.52
Stated Income	60	9,211,589.33	4.13
Total:	1,495	$222,835,239.87	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Geographical Distribution of Mortgage Loans
State	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Arizona	40	$5,157,701.49	2.31%
Connecticut	16	2,385,951.42	1.07
Florida	96	10,706,504.53	4.80
Illinois	94	12,322,282.05	5.53
Kentucky	43	4,281,199.83	1.92
Maryland	32	4,668,074.05	2.09
Massachusetts	27	5,845,444.58	2.62
Michigan	35	2,849,845.76	1.28
Missouri	29	2,554,211.77	1.15
New Jersey	57	9,714,552.96	4.36
New York	406	93,045,996.66	41.76
North Carolina	136	14,380,442.44	6.45
Ohio	82	7,769,587.22	3.49
Pennsylvania	115	11,644,066.56	5.23
South Carolina	38	4,437,678.69	1.99
Tennessee	48	4,913,060.55	2.20
Virginia	86	12,281,259.84	5.51
Other	115	13,877,379.47	6.23
Total:	1,495	$222,835,239.87	100.00%

Prepayment Penalty Term for Mortgage Loans
Prepayment Penalty Term	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0	341	$39,188,405.69	17.59%
12	368	83,704,343.73	37.56
24	7	1,336,436.70	0.60
30	14	2,815,581.78	1.26
36	765	95,790,471.97	42.99
Total:	1,495	$222,835,239.87	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

FICO Scores of Mortgage Loans
FICO Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
< 500	16	$2,646,029.10	1.19%
500 - 525	55	6,388,602.94	2.87
526 - 550	80	10,657,109.15	4.78
551 - 575	151	19,603,385.57	8.80
576 - 600	161	21,501,890.13	9.65
601 - 625	178	26,687,127.03	11.98
626 - 650	213	33,812,820.19	15.17
651 - 675	216	32,574,684.25	14.62
676 - 700	146	23,021,763.33	10.33
701 - 725	108	17,203,540.40	7.72
726 - 750	92	16,225,188.54	7.28
751 - 775	46	7,204,183.99	3.23
776 - 800	30	4,618,915.25	2.07
801 - 825	3	690,000.00	0.31
Total:	1,495	$222,835,239.87	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

DESCRIPTION OF THE COLLATERAL

ADJUSTABLE RATE COLLATERAL

Collateral Summary (All numbers are approximate and subject to change)

Statistics are listed as of the Cut-off Date.

	Wtd. Avg. (if applicable)	Range (if applicable)

Number of Mortgage Loans:	353
Aggregate Current Principal Balance:	$48,756,078
Current Principal Balance:	$138,119	$24,990 – $646,442
Original Principal Balance:	$138,180	$25,000 – $647,000
1st Lien:	100.00%
Gross Coupon:	8.13%	4.99% - 11.79%
Remaining Term (months – Stated):	356	156 – 360
Adjustable Rate Loan Margin:	7.70%	4.59% – 11.19%
Lifetime Maximum Interest Rate:	15.13%	11.99% - 18.79%
Lifetime Minimum Interest Rate:	8.13%	4.99% – 11.79%
Next Interest Rate Change Date:	February 2006	July 2005 – October 2006
Seasoning (months):	0.59	0 – 2
Combined LTV:	78.03%	15.38% - 100.00%
Borrower FICO:*	596	485 – 791

* Excludes Zero Values

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

ADJUSTABLE RATE COLLATERAL

Original Principal Balances of Mortgage Loans
Range ($)	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Original Principal Balance
0.01 – 25,000.00	1	$25,000.00	0.05%
25,000.01 – 50,000.00	26	1,150,110.00	2.36
50,000.01 – 75,000.00	70	4,470,285.00	9.16
75,000.01 – 100,000.00	50	4,389,253.00	9.00
100,000.01 – 125,000.00	43	4,869,061.00	9.98
125,000.01 – 175,000.00	78	11,735,277.50	24.06
175,000.01 – 200,000.00	19	3,584,300.00	7.35
200,000.01 – 225,000.00	20	4,229,800.00	8.67
225,000.01 – 250,000.00	10	2,367,950.00	4.85
250,000.01 – 275,000.00	9	2,340,100.00	4.80
275,000.01 – 300,000.00	8	2,302,350.00	4.72
300,000.01 – 322,700.00	4	1,262,950.00	2.59
322,700.01 – 350,000.00	4	1,342,200.00	2.75
350,000.01 – 500,000.00	9	3,541,968.00	7.26
500,000.01 –1,000,000.00	2	1,167,000.00	2.39
Total:	353	$48,777,604.50	100.00%

Principal Balances of Mortgage Loans as of Cutoff Date
Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 – 25,000.00	1	$24,989.94	0.05%
25,000.01 – 50,000.00	26	1,149,648.60	2.36
50,000.01 – 75,000.00	70	4,468,615.27	9.17
75,000.01 – 100,000.00	50	4,387,493.71	9.00
100,000.01 – 125,000.00	43	4,867,144.58	9.98
125,000.01 – 175,000.00	78	11,730,363.38	24.06
175,000.01 – 200,000.00	19	3,582,154.03	7.35
200,000.01 – 225,000.00	20	4,228,213.22	8.67
225,000.01 – 250,000.00	10	2,367,127.56	4.86
250,000.01 – 275,000.00	9	2,339,083.82	4.80
275,000.01 – 300,000.00	8	2,300,843.34	4.72
300,000.01 – 322,700.00	4	1,262,950.00	2.59
322,700.01 – 350,000.00	4	1,340,967.16	2.75
350,000.01 – 500,000.00	9	3,540,041.44	7.26
500,000.01 –1,000,000.00	2	1,166,441.85	2.39
Total:	353	$48,756,077.90	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Current Mortgage Rates of Mortgage Loans
Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
4.500 - 4.999	1	$269,674.98	0.55%
5.000 - 5.499	1	174,595.11	0.36
5.500 - 5.999	4	778,720.65	1.60
6.000 - 6.499	16	2,848,587.35	5.84
6.500 - 6.999	30	5,303,642.30	10.88
7.000 - 7.499	37	6,424,412.93	13.18
7.500 - 7.999	63	9,590,963.91	19.67
8.000 - 8.499	37	4,457,561.96	9.14
8.500 - 8.999	67	8,475,180.54	17.38
9.000 - 9.499	35	3,615,749.89	7.42
9.500 - 9.999	27	3,533,536.78	7.25
10.000 - 10.499	21	2,354,115.49	4.83
10.500 - 10.999	10	709,394.16	1.45
11.000 - 11.499	3	159,959.84	0.33
11.500 - 11.999	1	59,982.01	0.12
Total:	353	$48,756,077.90	100.00%

Original Term to Maturity of Mortgage Loans
Original Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
000 - 180	4	$378,154.97	0.78%
181 - 240	6	443,248.82	0.91
241 - 360	343	47,934,674.11	98.32
Total:	353	$48,756,077.90	100.00%

Remaining Term to Maturity of Mortgage Loans
Remaining Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
121 - 180	4	$378,154.97	0.78%
181 - 240	6	443,248.82	0.91
241 - 300	4	583,967.17	1.20
301 - 360	339	47,350,706.94	97.11
Total:	353	$48,756,077.90	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Seasoning of Mortgage Loans
Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.000	161	$22,046,039.00	45.22%
001 - 002	192	26,710,038.90	54.78
Total:	353	$48,756,077.90	100.00%

Combined Loan-to-Value Ratios of Mortgage Loans
Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25.00	3	$250,000.00	0.51%
30.01 - 35.00	4	535,341.81	1.10
35.01 - 40.00	1	67,945.78	0.14
40.01 - 45.00	3	265,422.98	0.54
45.01 - 50.00	8	1,375,286.17	2.82
50.01 - 55.00	6	806,541.25	1.65
55.01 - 60.00	10	1,011,600.81	2.07
60.01 - 65.00	24	3,027,424.83	6.21
65.01 - 70.00	28	3,282,338.81	6.73
70.01 - 75.00	53	7,226,572.81	14.82
75.01 - 80.00	101	14,540,176.06	29.82
80.01 - 85.00	41	5,599,811.85	11.49
85.01 - 90.00	44	6,053,752.81	12.42
90.01 - 95.00	11	1,872,202.63	3.84
95.01 - 100.00	16	2,841,659.30	5.83
Total:	353	$48,756,077.90	100.00%

Owner Occupancy of Mortgage Loans
Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Investment	40	$4,759,601.36	9.76%
Owner Occupied	313	43,996,476.54	90.24
Total:	353	$48,756,077.90	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Property Type of Mortgage Loans
Property Types	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Single Family	294	$38,550,380.15	79.07%
2 - 4 Family	46	8,418,652.99	17.27
Condominium	13	1,787,044.76	3.67
Total:	353	$48,756,077.90	100.00%

Loan Purpose of Mortgage Loans
Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Purchase	46	$6,141,573.54	12.60%
Rate/Term Refinance	25	3,485,824.64	7.15
Cash Out Refinance	166	22,333,386.17	45.81
Debt Consolidation	116	16,795,293.55	34.45
Total:	353	$48,756,077.90	100.00%

Document Type of Mortgage Loans
Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Full	256	$33,985,683.95	69.71%
Limited	34	4,873,476.98	10.00
No Income Verification	41	6,500,689.64	13.33
Stated Income	22	3,396,227.33	6.97
Total:	353	$48,756,077.90	100.00%

ARM Type of Mortgage Loans
ARM Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
2/28 ARMS	145	$23,551,748.86	48.31%
3/27 ARMS	208	25,204,329.04	51.69
Total:	353	$48,756,077.90	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Geographical Distribution of Mortgage Loans
State	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
California	3	$614,161.25	1.26%
Connecticut	5	996,486.77	2.04
Florida	31	3,574,906.41	7.33
Georgia	10	856,507.05	1.76
Illinois	40	6,432,585.25	13.19
Maryland	16	3,039,273.85	6.23
Massachusetts	27	5,486,566.10	11.25
Michigan	24	2,001,142.23	4.10
Minnesota	6	987,760.05	2.03
Missouri	7	749,754.31	1.54
New Hampshire	5	917,395.45	1.88
New Jersey	49	8,510,111.92	17.45
New York	9	1,932,066.64	3.96
North Carolina	8	688,345.54	1.41
Ohio	40	3,499,498.95	7.18
Pennsylvania	30	2,819,143.18	5.78
Rhode Island	4	610,260.92	1.25
Virginia	14	2,182,145.39	4.48
Other	25	2,857,966.64	5.86
Total:	353	$48,756,077.90	100.00%

Margins of Mortgage Loans
Margins	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
4.500 - 4.999	2	$444,270.09	0.91%
5.000 - 5.499	3	541,220.65	1.11
5.500 - 5.999	14	2,675,696.06	5.49
6.000 - 6.499	24	4,320,597.59	8.86
6.500 - 6.999	33	5,246,785.96	10.76
7.000 - 7.499	59	9,040,360.07	18.54
7.500 - 7.999	45	6,195,455.92	12.71
8.000 - 8.499	58	7,307,106.29	14.99
8.500 - 8.999	49	5,645,945.67	11.58
9.000 - 9.499	31	4,075,688.10	8.36
9.500 - 9.999	21	2,328,444.15	4.78
10.000 - 10.500	10	714,565.50	1.47
10.500 - 10.999	2	119,959.84	0.25
11.000 - 11.499	2	99,982.01	0.21
Total:	353	$48,756,077.90	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Next Rate Change Dates of Mortgage Loans
Next Rate Change Dates	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
July 2005	7	$1,424,025.98	2.92%
August 2005	69	11,812,322.88	24.23
September 2005	68	10,179,400.00	20.88
October 2005	1	136,000.00	0.28
July 2006	6	827,817.45	1.70
August 2006	110	12,645,872.59	25.94
September 2006	91	11,635,639.00	23.87
October 2006	1	95,000.00	0.19
Total:	353	$48,756,077.90	100.00%

Maximum Mortgage Rates of Mortgage Loans
Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
11.500 - 11.999	1	$269,674.98	0.55%
12.000 - 12.499	1	174,595.11	0.36
12.500 - 12.999	4	778,720.65	1.60
13.000 - 13.499	16	2,848,587.35	5.84
13.500 - 13.999	30	5,303,642.30	10.88
14.000 - 14.499	37	6,424,412.93	13.18
14.500 - 14.999	63	9,590,963.91	19.67
15.000 - 15.499	37	4,457,561.96	9.14
15.500 - 15.999	67	8,475,180.54	17.38
16.000 - 16.499	35	3,615,749.89	7.42
16.500 - 16.999	27	3,533,536.78	7.25
17.000 - 17.499	21	2,354,115.49	4.83
17.500 - 17.999	10	709,394.16	1.45
18.000 - 18.499	3	159,959.84	0.33
18.500 - 18.999	1	59,982.01	0.12
Total:	353	$48,756,077.90	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Minimum Mortgage Rates of Mortgage Loans
Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
4.500 - 4.999	1	$269,674.98	0.55%
5.000 - 5.499	1	174,595.11	0.36
5.500 - 5.999	4	778,720.65	1.60
6.000 - 6.499	16	2,848,587.35	5.84
6.500 - 6.999	30	5,303,642.30	10.88
7.000 - 7.499	37	6,424,412.93	13.18
7.500 - 7.999	63	9,590,963.91	19.67
8.000 - 8.499	37	4,457,561.96	9.14
8.500 - 8.999	67	8,475,180.54	17.38
9.000 - 9.499	35	3,615,749.89	7.42
9.500 - 9.999	27	3,533,536.78	7.25
10.000 - 10.499	21	2,354,115.49	4.83
10.500 - 10.999	10	709,394.16	1.45
11.000 - 11.499	3	159,959.84	0.33
11.500 - 11.999	1	59,982.01	0.12
Total:	353	$48,756,077.90	100.00%

Prepayment Penalty Term for Mortgage Loans
Prepayment Penalty Term	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0	128	$19,125,731.18	39.23%
12	6	815,660.92	1.67
24	49	8,202,113.59	16.82
30	1	171,860.13	0.35
36	169	20,440,712.08	41.92
Total:	353	$48,756,077.90	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

FICO Scores of Mortgage Loans
FICO Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Not Available	1	$24,989.94	0.05%
450 - 499	6	1,012,577.32	2.08
500 - 525	47	6,425,848.20	13.18
526 - 550	50	6,237,214.24	12.79
551 - 575	60	9,123,710.97	18.71
576 - 600	51	5,479,766.05	11.24
601 - 625	28	3,741,377.24	7.67
626 - 650	34	4,945,994.54	10.14
651 - 675	37	5,958,164.01	12.22
676 - 700	23	3,570,598.44	7.32
701 - 725	4	724,826.00	1.49
726 - 750	6	847,690.58	1.74
751 - 775	5	609,366.95	1.25
776 - 800	1	53,953.42	0.11
Total:	353	$48,756,077.90	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

INTEREST ONLY CERTIFICATE NOTIONAL AMOUNT SCHEDULES

Class A-IO-1			Class A-IO-2

Month	Notional Amount*	Coupon	Month	Notional Amount*	Coupon
1	$51,333,333.33	3.00%	1	$363,000,000.00	0.07%
2	49,124,726.94	3.00	2	201,408,401.60	3.00
3	45,917,743.12	3.00	3	207,670,081.85	3.00
4	42,919,814.77	3.00	4	178,074,585.40	3.00
5	40,117,331.61	3.00	5	167,192,413.73	3.00
6	37,497,568.43	3.00	6	186,844,755.71	3.00
7	35,048,627.58	3.00	7	146,886,004.62	3.00
8	32,759,385.22	3.00	8	150,575,384.45	3.00
9	30,619,441.05	3.00	9	128,385,089.67	3.00
10	28,619,071.27	3.00	10	131,233,139.03	3.00
11	15,285,248.37	3.00	11	116,585,397.34	3.00
12	14,286,446.53	3.00	12	$108,430,865.59	3.00%
13	13,352,808.47	3.00
14	12,480,088.66	3.00
15	11,664,317.82	3.00
16	10,901,785.00	3.00
17	10,189,020.75	3.00
18	9,522,781.42	3.00
19	8,900,034.54	3.00
20	8,317,945.00	3.00
21	7,773,862.29	3.00
22	7,265,308.45	3.00
23	6,789,966.89	3.00
24	6,345,671.83	3.00
25	4,447,822.43	3.00
26	4,156,753.76	3.00
27	$693,990.84	3.00%

*Notional amount: the notional amount will be the lesser of the certificate principal balance of the Mortgage Loans immediately prior to the Distribution Date and the notional schedule above.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

NET WAC Rate Table – 1 month LIBOR @ 1.12% and 6 Month LIBOR @ 1.20% For Life

	Class A	Class M-1	Class M-2	Class M-3	Class M-4	Class M-5
Period	Net WAC	Net WAC	Net WAC	Net WAC	Net WAC	Net WAC
1	N/A	N/A	N/A	N/A	N/A	N/A
2	5.07	7.08	7.08	7.08	7.08	7.08
3	5.19	7.32	7.32	7.32	7.32	7.32
4	5.26	7.08	7.08	7.08	7.08	7.08
5	5.35	7.08	7.08	7.08	7.08	7.08
6	5.53	7.57	7.57	7.57	7.57	7.57
7	5.50	7.08	7.08	7.08	7.08	7.08
8	5.64	7.31	7.31	7.31	7.31	7.31
9	5.64	7.07	7.07	7.07	7.07	7.07
10	5.78	7.31	7.31	7.31	7.31	7.31
11	5.72	6.98	6.98	6.98	6.98	6.98
12	5.77	6.98	6.98	6.98	6.98	6.98
13	7.07	7.21	7.21	7.21	7.21	7.21
14	6.85	6.98	6.98	6.98	6.98	6.98
15	7.08	7.21	7.21	7.21	7.21	7.21
16	6.85	6.97	6.97	6.97	6.97	6.97
17	6.86	6.97	6.97	6.97	6.97	6.97
18	7.60	7.72	7.72	7.72	7.72	7.72
19	6.87	6.97	6.97	6.97	6.97	6.97
20	7.10	7.21	7.21	7.21	7.21	7.21
21	6.87	6.97	6.97	6.97	6.97	6.97
22	7.10	7.20	7.20	7.20	7.20	7.20
23	6.88	6.97	6.97	6.97	6.97	6.97
24	6.91	7.00	7.00	7.00	7.00	7.00
25	7.09	7.16	7.16	7.16	7.16	7.16
26	6.86	6.93	6.93	6.93	6.93	6.93
27	7.15	7.16	7.16	7.16	7.16	7.16
28	6.93	6.93	6.93	6.93	6.93	6.93
29	6.93	6.93	6.93	6.93	6.93	6.93
30	7.67	7.67	7.67	7.67	7.67	7.67
31	6.93	6.93	6.93	6.93	6.93	6.93
32	7.16	7.16	7.16	7.16	7.16	7.16
33	6.92	6.92	6.92	6.92	6.92	6.92
34	7.15	7.15	7.15	7.15	7.15	7.15
35	6.92	6.92	6.92	6.92	6.92	6.92

*

Cap Cashflow included in Net WAC

*

1-Month LIBOR is 1.12 % for life

*

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

*

Bonds are adjusted for Actual/360 basis

*

Fees include Servicing and Trustee with respect to the Subordinate Certificates and Servicing, Trustee, and amounts payable to the Class A-IO-1 and Class A-IO-2 Certificate for the Class A only.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

NET WAC Rate Table – 1 month LIBOR @ 1.12% and 6 Month LIBOR @ 1.20% For Life (Cont.)

	Class A	Class M-1	Class M-2	Class M-3	Class M-4	Class M-5
Period	Net WAC	Net WAC	Net WAC	Net WAC	Net WAC	Net WAC
36	6.97	6.97	6.97	6.97	6.97	6.97
37	7.06	7.06	7.06	7.06	7.06	7.06
38	6.83	6.83	6.83	6.83	6.83	6.83
39	7.06	7.06	7.06	7.06	7.06	7.06
40	6.83	6.83	6.83	6.83	6.83	6.83
41	6.83	6.83	6.83	6.83	6.83	6.83
42	7.56	7.56	7.56	7.56	7.56	7.56
43	6.83	6.83	6.83	6.83	6.83	6.83
44	7.05	7.05	7.05	7.05	7.05	7.05
45	6.83	6.83	6.83	6.83	6.83	6.83
46	7.05	7.05	7.05	7.05	7.05	7.05
47	6.82	6.82	6.82	6.82	6.82	6.82
48	6.82	6.82	6.82	6.82	6.82	6.82
49	7.05	7.05	7.05	7.05	7.05	7.05
50	6.82	6.82	6.82	6.82	6.82	6.82
51	7.05	7.05	7.05	7.05	7.05	7.05
52	6.82	6.82	6.82	6.82	6.82	6.82
53	6.82	6.82	6.82	6.82	6.82	6.82
54	7.29	7.29	7.29	7.29	7.29	7.29
55	6.82	6.82	6.82	6.82	6.82	6.82
56	7.04	7.04	7.04	7.04	7.04	7.04
57	6.82	6.82	6.82	6.82	6.82	6.82
58	7.04	7.04	7.04	7.04	7.04	7.04
59	6.81	6.81	6.81	6.81	6.81	6.81
60	6.81	6.81	6.81	6.81	6.81	6.81
61	7.04	7.04	7.04	7.04	7.04	7.04
62	6.81	6.81	6.81	6.81	6.81	6.81
63	7.04	7.04	7.04	7.04	7.04	7.04
64	6.81	6.81	6.81	6.81	6.81	6.81
65	6.81	6.81	6.81	6.81	6.81	6.81
66	7.54	7.54	7.54	7.54	7.54	7.54
67	6.81	6.81	6.81	6.81	6.81	6.81
68	7.03	7.03	7.03	7.03	7.03	7.03
69	6.81	6.81	6.81	6.81	6.81	6.81
70	7.03	7.03	7.03	7.03	7.03	7.03

*

Cap Cashflow included in Net WAC

*

1-Month LIBOR is 1.12 % for life

*

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

*

Bonds are adjusted for Actual/360 basis

*

Fees include Servicing and Trustee with respect to the Subordinate Certificates and Servicing, Trustee, and amounts payable to the Class A-IO-1 and Class A-IO-2 Certificate for the Class A only.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

NET WAC Rate Table – 1 month LIBOR @ 1.12% and 6 Month LIBOR @ 1.20% For Life (Cont.)

	Class A	Class M-1	Class M-2	Class M-3	Class M-4	Class M-5
Period	Net WAC	Net WAC	Net WAC	Net WAC	Net WAC	Net WAC
71	6.81	6.81	6.81	6.81	6.81	6.81
72	6.80	6.80	6.80	6.80	6.80	6.80
73	7.03	7.03	7.03	7.03	7.03	7.03
74	6.80	6.80	6.80	6.80	6.80	6.80
75	7.03	7.03	7.03	7.03	7.03	7.03
76	6.80	6.80	6.80	6.80	6.80	6.80
77	6.80	6.80	6.80	6.80	6.80	6.80
78	7.53	7.53	7.53	7.53	7.53	7.53
79	6.80	6.80	6.80	6.80	6.80	6.80
80	7.03	7.03	7.03	7.03	7.03	7.03
81	6.80	6.80	6.80	6.80	6.80	6.80
82	7.02	7.02	7.02	7.02	7.02	7.02
83	6.80	6.80	6.80	6.80	6.80	6.80
84	6.80	6.80	6.80	6.80	6.80	6.80
85	7.02	7.02	7.02	7.02	7.02	7.02
86	6.79	6.79	6.79	6.79	6.79	6.79
87	7.02	7.02	7.02	7.02	7.02	7.02
88	6.79	6.79	6.79	6.79	6.79	6.79
89	6.79	6.79	6.79	6.79	6.79	6.79
90	7.52	7.52	7.52	7.52	7.52	7.52
91	6.79	6.79	6.79	6.79	6.79	6.79
92	7.02	7.02	7.02	7.02	7.02	7.02
93	6.79	6.79	6.79	6.79	6.79	6.79
94	7.02	7.02	7.02	7.02	7.02	7.02
95	6.79	6.79	6.79	6.79	6.79	6.79
96	6.79	6.79	6.79	6.79	6.79	6.79
97	7.01	7.01	7.01	7.01	7.01	7.01
98	6.79	6.79	6.79	6.79	6.79	6.79
99	7.01	7.01	7.01	7.01	7.01	7.01
100	6.79	6.79	6.79	6.79	6.79	6.79

*

Cap Cashflow included in Net WAC

*

1-Month LIBOR is 1.12 % for life

*

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

*

Bonds are adjusted for Actual/360 basis

*

Fees include Servicing and Trustee with respect to the Subordinate Certificates and Servicing, Trustee, and amounts payable to the Class A-IO-1 and Class A-IO-2 Certificate for the Class A only.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

NET WAC Rate Table – 1 month LIBOR @ 20.00% and 6 Month LIBOR @ 20.00% For Life

	Class A	Class M-1	Class M-2	Class M-3	Class M-4	Class M-5
Period	Net WAC	Net WAC	Net WAC	Net WAC	Net WAC	Net WAC
1	N/A	N/A	N/A	N/A	N/A	N/A
2	10.45	10.80	11.90	12.45	13.25	13.25
3	10.45	10.80	11.90	12.45	13.25	13.25
4	10.45	10.80	11.90	12.45	13.25	13.25
5	10.45	10.80	11.90	12.45	13.25	13.25
6	10.45	10.80	11.90	12.45	13.25	13.25
7	10.45	10.80	11.90	12.45	13.25	13.25
8	10.45	10.80	11.90	12.45	13.25	13.25
9	10.45	10.80	11.90	12.45	13.25	13.25
10	10.45	10.80	11.90	12.45	13.25	13.25
11	10.45	10.80	11.90	12.45	13.25	13.25
12	10.45	10.80	11.90	12.45	13.25	13.25
13	10.45	10.80	11.90	12.45	13.25	13.25
14	10.45	10.80	11.90	12.45	13.25	13.25
15	10.45	10.80	11.90	12.45	13.25	13.25
16	10.45	10.80	11.90	12.45	13.25	13.25
17	10.45	10.80	11.90	12.45	13.25	13.25
18	10.45	10.80	11.90	12.45	13.25	13.25
19	10.45	10.80	11.90	12.45	13.25	13.25
20	10.45	10.80	11.90	12.45	13.25	13.25
21	10.45	10.80	11.90	12.45	13.25	13.25
22	10.45	10.80	11.90	12.45	13.25	13.25
23	10.45	10.80	11.90	12.45	13.25	13.25
24	10.53	10.88	11.98	12.53	13.33	13.33
25	10.61	10.96	12.06	12.61	13.41	13.41
26	10.61	10.96	12.06	12.61	13.41	13.41
27	10.61	10.96	12.06	12.61	13.41	13.41
28	10.60	10.95	12.05	12.60	13.40	13.40
29	10.60	10.95	12.05	12.60	13.40	13.40
30	10.66	11.01	12.11	12.66	13.46	13.46
31	10.67	11.02	12.12	12.67	13.47	13.47
32	10.68	11.03	12.13	12.68	13.48	13.48
33	10.67	11.02	12.12	12.67	13.47	13.47
34	10.68	11.03	12.13	12.68	13.48	13.48
35	10.67	11.02	12.12	12.67	13.47	13.47

*

Cap Cashflow included in Net WAC

*

1-Month LIBOR is 20.00% for life

*

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

*

Bonds are adjusted for Actual/360 basis

*

Fees include Servicing and Trustee with respect to the Subordinate Certificates and Servicing, Trustee, and amounts payable to the Class A-IO-1 and Class A-IO-2 Certificate for the Class A only.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

NET WAC Rate Table – 1 month LIBOR @ 20.00% and 6 Month LIBOR @ 20.00% For Life (Cont.)

	Class A	Class M-1	Class M-2	Class M-3	Class M-4	Class M-5
Period	Net WAC	Net WAC	Net WAC	Net WAC	Net WAC	Net WAC
36	10.84	11.19	12.29	12.84	13.64	13.64
37	10.91	11.26	12.36	12.91	13.71	13.71
38	10.89	11.24	12.34	12.89	13.69	13.69
39	10.90	11.25	12.35	12.90	13.70	13.70
40	10.89	11.24	12.34	12.89	13.69	13.69
41	10.88	11.23	12.33	12.88	13.68	13.68
42	11.04	11.39	12.48	13.03	13.83	13.83
43	11.02	11.37	12.47	13.02	13.81	13.81
44	11.03	11.38	12.48	13.03	13.83	13.83
45	11.01	11.36	12.46	13.01	13.81	13.81
46	11.03	11.38	12.48	13.03	13.83	13.83
47	11.01	11.36	12.46	13.01	13.80	13.80
48	11.10	11.45	12.55	13.10	13.90	13.90
49	11.16	11.51	12.61	13.16	13.95	13.95
50	11.13	11.48	12.58	13.13	13.93	13.93
51	11.15	11.50	12.60	13.15	13.95	13.95
52	11.13	11.48	12.57	13.12	13.92	13.92
53	11.12	11.47	12.57	13.12	13.92	13.92
54	11.23	11.58	12.68	13.23	14.03	14.03
55	11.18	11.53	12.63	13.18	13.98	13.98
56	11.21	11.56	12.65	13.20	14.00	14.00
57	11.18	11.53	12.63	13.18	13.97	13.97
58	11.20	11.55	12.65	13.20	14.00	14.00
59	11.17	11.52	12.62	13.17	13.97	13.97
60	11.23	11.58	12.68	13.22	14.02	14.02
61	11.26	11.61	12.71	13.26	14.05	14.05
62	11.23	11.58	12.68	13.23	14.02	14.02
63	11.25	11.60	12.70	13.25	14.05	14.05
64	11.22	11.57	12.67	13.22	14.02	14.02
65	11.22	11.57	12.67	13.22	14.02	14.02
66	11.30	11.65	12.75	13.30	14.10	14.10
67	11.21	11.56	12.66	13.21	14.01	14.01
68	11.24	11.59	12.68	13.24	14.03	14.03
69	11.21	11.56	12.65	13.21	14.00	14.00
70	11.23	11.58	12.67	13.23	14.03	14.03

*

Cap Cashflow included in Net WAC

*

1-Month LIBOR is 20.00% for life

*

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

*

Bonds are adjusted for Actual/360 basis

*

Fees include Servicing and Trustee with respect to the Subordinate Certificates and Servicing, Trustee, and amounts payable to the Class A-IO-1 and Class A-IO-2 Certificate for the Class A only.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

NET WAC Rate Table – 1 month LIBOR @ 20.00% and 6 Month LIBOR @ 20.00% For Life (Cont.)

	Class A	Class M-1	Class M-2	Class M-3	Class M-4	Class M-5
Period	Net WAC	Net WAC	Net WAC	Net WAC	Net WAC	Net WAC
71	11.20	11.55	12.65	13.18	14.00	14.00
72	11.20	11.55	12.64	13.18	14.00	14.00
73	11.22	11.57	12.67	13.20	14.02	14.02
74	11.19	11.54	12.64	13.16	13.99	13.99
75	11.22	11.56	12.66	13.21	13.99	14.01
76	11.19	11.54	12.63	13.18	13.95	13.99
77	11.18	11.53	12.63	13.18	13.95	13.98
78	11.26	11.61	12.71	13.26	14.03	14.06
79	11.18	11.53	12.62	13.17	13.93	13.98
80	11.20	11.55	12.65	13.19	13.95	14.00
81	11.17	11.52	12.62	13.17	13.92	13.97
82	11.19	11.54	12.64	13.19	13.99	13.97
83	11.17	11.52	12.61	13.16	13.96	13.94
84	11.16	11.51	12.61	13.16	13.95	13.93
85	11.19	11.53	12.63	13.18	13.98	13.95
86	11.16	11.51	12.60	13.15	13.95	13.92
87	11.18	11.53	12.63	13.17	13.97	13.94
88	11.15	11.50	12.60	13.15	13.94	13.91
89	11.15	11.50	12.59	13.14	13.94	13.91
90	11.23	11.58	12.67	13.22	14.02	13.98
91	11.14	11.49	12.59	13.14	13.93	13.89
92	11.17	11.52	12.61	13.16	13.96	13.91
93	11.14	11.49	12.58	13.13	13.93	13.88
94	11.16	11.51	12.61	13.15	13.95	13.90
95	11.13	11.48	12.58	13.13	13.92	13.87
96	11.13	11.48	12.58	13.12	13.92	13.86
97	11.15	11.50	12.60	13.14	13.94	13.88
98	11.13	11.47	12.57	13.12	13.91	13.84
99	11.15	11.50	12.59	13.14	13.94	13.85
100	11.12	11.47	12.56	13.11	13.91	13.82

*

Cap Cashflow included in Net WAC

*

1-Month LIBOR is 20.00% for life

*

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

*

Bonds are adjusted for Actual/360 basis

*

Fees include Servicing and Trustee with respect to the Subordinate Certificates and Servicing, Trustee, and amounts payable to the Class A-IO-1 and Class A-IO-2 Certificate for the Class A only.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Class A Cap Contract

Per	Date	Notional	Strike	Ceiling	Per	Date	Notional	Strike	Ceiling	Per	Date	Notional	Strike	Ceiling
1	9/29/03	363,000,000	4.55	10.00	35	7/25/06	138,295,768	6.47	10.00	69	5/25/09	61,987,342	6.36	10.00
2	10/25/03	360,846,980	4.62	10.00	36	8/25/06	133,225,324	6.52	10.00	70	6/25/09	60,510,908	6.58	10.00
3	11/25/03	357,126,083	4.74	10.00	37	9/25/06	128,274,459	6.61	10.00	71	7/25/09	59,069,016	6.36	10.00
4	12/25/03	352,751,165	4.81	10.00	38	10/25/06	128,274,459	6.38	10.00	72	8/25/09	57,660,865	6.35	10.00
5	1/25/04	347,716,564	4.90	10.00	39	11/25/06	127,215,621	6.61	10.00	73	9/25/09	56,285,672	6.58	10.00
6	2/25/04	342,020,643	5.08	10.00	40	12/25/06	124,217,328	6.38	10.00	74	10/25/09	54,942,672	6.35	10.00
7	3/25/04	335,665,941	5.05	10.00	41	1/25/07	121,288,875	6.38	10.00	75	11/25/09	53,631,118	6.58	10.00
8	4/25/04	328,659,299	5.19	10.00	42	2/25/07	118,428,642	7.11	10.00	76	12/25/09	52,350,281	6.35	10.00
9	5/25/04	321,011,940	5.19	10.00	43	3/25/07	115,635,046	6.38	10.00	77	1/25/10	51,099,447	6.35	10.00
10	6/25/04	312,739,930	5.33	10.00	44	4/25/07	112,906,542	6.60	10.00	78	2/25/10	49,877,921	7.08	10.00
11	7/25/04	303,871,592	5.27	10.00	45	5/25/07	110,241,621	6.38	10.00	79	3/25/10	48,685,021	6.35	10.00
12	8/25/04	294,944,404	5.32	10.00	46	6/25/07	107,638,807	6.60	10.00	80	4/25/10	47,520,084	6.58	10.00
13	9/25/04	286,224,979	6.62	10.00	47	7/25/07	105,096,661	6.37	10.00	81	5/25/10	46,382,460	6.35	10.00
14	10/25/04	277,708,487	6.40	10.00	48	8/25/07	102,613,776	6.37	10.00	82	6/25/10	45,271,515	6.57	10.00
15	11/25/04	269,390,210	6.63	10.00	49	9/25/07	100,188,776	6.60	10.00	83	7/25/10	44,186,630	6.35	10.00
16	12/25/04	261,265,540	6.40	10.00	50	10/25/07	97,820,320	6.37	10.00	84	8/25/10	43,127,199	6.35	10.00
17	1/25/05	253,329,978	6.41	10.00	51	11/25/07	95,507,096	6.60	10.00	85	9/25/10	42,092,632	6.57	10.00
18	2/25/05	245,579,127	7.15	10.00	52	12/25/07	93,247,823	6.37	10.00	86	10/25/10	41,082,351	6.34	10.00
19	3/25/05	238,008,696	6.42	10.00	53	1/25/08	91,041,251	6.37	10.00	87	11/25/10	40,095,792	6.57	10.00
20	4/25/05	230,614,491	6.65	10.00	54	2/25/08	88,886,157	6.84	10.00	88	12/25/10	39,132,404	6.34	10.00
21	5/25/05	223,392,418	6.42	10.00	55	3/25/08	86,781,347	6.37	10.00	89	1/25/11	38,191,649	6.34	10.00
22	6/25/05	216,338,477	6.65	10.00	56	4/25/08	84,725,654	6.59	10.00	90	2/25/11	37,273,001	7.07	10.00
23	7/25/05	209,448,760	6.43	10.00	57	5/25/08	82,717,941	6.37	10.00	91	3/25/11	36,375,946	6.34	10.00
24	8/25/05	202,719,454	6.46	10.00	58	6/25/08	80,757,093	6.59	10.00	92	4/25/11	35,499,983	6.57	10.00
25	9/25/05	196,148,017	6.64	10.00	59	7/25/08	78,842,025	6.36	10.00	93	5/25/11	34,644,621	6.34	10.00
26	10/25/05	189,730,561	6.41	10.00	60	8/25/08	76,902,064	6.36	10.00	94	6/25/11	33,809,382	6.57	10.00
27	11/25/05	183,462,483	6.70	10.00	61	9/25/08	76,597,217	6.59	10.00	95	7/25/11	32,993,798	6.34	10.00
28	12/25/05	177,340,314	6.48	10.00	62	10/25/08	73,918,466	6.36	10.00	96	8/25/11	32,197,412	6.34	10.00
29	1/25/06	171,360,668	6.48	10.00	63	11/25/08	71,618,673	6.59	10.00	97	9/25/11	31,419,778	6.56	10.00
30	2/25/06	165,520,236	7.22	10.00	64	12/25/08	69,917,057	6.36	10.00	98	10/25/11	30,660,459	6.34	10.00
31	3/25/06	159,815,786	6.48	10.00	65	1/25/09	68,255,208	6.36	10.00	99	11/25/11	29,919,030	6.56	10.00
32	4/25/06	154,244,161	6.71	10.00	66	2/25/09	66,632,202	7.09	10.00	100	12/25/11	29,195,075	6.34	10.00
33	5/25/06	148,802,280	6.47	10.00	67	3/25/09	65,047,140	6.36	10.00
34	6/25/06	143,487,129	6.70	10.00	68	4/25/09	63,499,140	6.58	10.00

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Class M-1 Cap Contract

Per	Date	Notional	Strike	Ceiling	Per	Date	Notional	Strike	Ceiling	Per	Date	Notional	Strike	Ceiling
1	9/29/03	29,700,000	4.77	10.00	35	7/25/06	29,700,000	6.12	10.00	69	5/25/09	12,874,294	6.01	10.00
2	10/25/03	29,700,000	6.28	10.00	36	8/25/06	29,700,000	6.17	10.00	70	6/25/09	12,567,650	6.23	10.00
3	11/25/03	29,700,000	6.52	10.00	37	9/25/06	29,700,000	6.26	10.00	71	7/25/09	12,268,180	6.01	10.00
4	12/25/03	29,700,000	6.28	10.00	38	10/25/06	29,070,231	6.03	10.00	72	8/25/09	11,975,718	6.00	10.00
5	1/25/04	29,700,000	6.28	10.00	39	11/25/06	26,421,706	6.26	10.00	73	9/25/09	11,690,101	6.23	10.00
6	2/25/04	29,700,000	6.77	10.00	40	12/25/06	25,798,984	6.03	10.00	74	10/25/09	11,411,170	6.00	10.00
7	3/25/04	29,700,000	6.28	10.00	41	1/25/07	25,190,766	6.03	10.00	75	11/25/09	11,138,771	6.23	10.00
8	4/25/04	29,700,000	6.51	10.00	42	2/25/07	24,596,718	6.76	10.00	76	12/25/09	10,872,751	6.00	10.00
9	5/25/04	29,700,000	6.27	10.00	43	3/25/07	24,016,510	6.03	10.00	77	1/25/10	10,612,962	6.00	10.00
10	6/25/04	29,700,000	6.51	10.00	44	4/25/07	23,449,820	6.25	10.00	78	2/25/10	10,359,260	6.73	10.00
11	7/25/04	29,700,000	6.18	10.00	45	5/25/07	22,896,337	6.03	10.00	79	3/25/10	10,111,504	6.00	10.00
12	8/25/04	29,700,000	6.18	10.00	46	6/25/07	22,355,752	6.25	10.00	80	4/25/10	9,869,556	6.23	10.00
13	9/25/04	29,700,000	6.41	10.00	47	7/25/07	21,827,768	6.02	10.00	81	5/25/10	9,633,280	6.00	10.00
14	10/25/04	29,700,000	6.18	10.00	48	8/25/07	21,312,092	6.02	10.00	82	6/25/10	9,402,545	6.22	10.00
15	11/25/04	29,700,000	6.41	10.00	49	9/25/07	20,808,438	6.25	10.00	83	7/25/10	9,177,223	6.00	10.00
16	12/25/04	29,700,000	6.17	10.00	50	10/25/07	20,316,528	6.02	10.00	84	8/25/10	8,957,187	6.00	10.00
17	1/25/05	29,700,000	6.17	10.00	51	11/25/07	19,836,089	6.25	10.00	85	9/25/10	8,742,316	6.22	10.00
18	2/25/05	29,700,000	6.92	10.00	52	12/25/07	19,366,856	6.02	10.00	86	10/25/10	8,532,488	5.99	10.00
19	3/25/05	29,700,000	6.17	10.00	53	1/25/08	18,908,568	6.02	10.00	87	11/25/10	8,327,588	6.22	10.00
20	4/25/05	29,700,000	6.41	10.00	54	2/25/08	18,460,971	6.49	10.00	88	12/25/10	8,127,499	5.99	10.00
21	5/25/05	29,700,000	6.17	10.00	55	3/25/08	18,023,818	6.02	10.00	89	1/25/11	7,932,112	5.99	10.00
22	6/25/05	29,700,000	6.40	10.00	56	4/25/08	17,596,867	6.24	10.00	90	2/25/11	7,741,316	6.72	10.00
23	7/25/05	29,700,000	6.17	10.00	57	5/25/08	17,179,880	6.02	10.00	91	3/25/11	7,555,004	5.99	10.00
24	8/25/05	29,700,000	6.20	10.00	58	6/25/08	16,772,627	6.24	10.00	92	4/25/11	7,373,073	6.22	10.00
25	9/25/05	29,700,000	6.36	10.00	59	7/25/08	16,374,882	6.01	10.00	93	5/25/11	7,195,421	5.99	10.00
26	10/25/05	29,700,000	6.13	10.00	60	8/25/08	15,986,425	6.01	10.00	94	6/25/11	7,021,949	6.22	10.00
27	11/25/05	29,700,000	6.36	10.00	61	9/25/08	15,986,425	6.24	10.00	95	7/25/11	6,852,558	5.99	10.00
28	12/25/05	29,700,000	6.13	10.00	62	10/25/08	15,986,425	6.01	10.00	96	8/25/11	6,687,155	5.99	10.00
29	1/25/06	29,700,000	6.13	10.00	63	11/25/08	15,670,048	6.24	10.00	97	9/25/11	6,525,646	6.21	10.00
30	2/25/06	29,700,000	6.87	10.00	64	12/25/08	14,816,622	6.01	10.00	98	10/25/11	6,367,941	5.99	10.00
31	3/25/06	29,700,000	6.13	10.00	65	1/25/09	14,176,082	6.01	10.00	99	11/25/11	6,213,952	6.21	10.00
32	4/25/06	29,700,000	6.36	10.00	66	2/25/09	13,838,996	6.74	10.00	100	12/25/11	6,063,593	5.99	10.00
33	5/25/06	29,700,000	6.12	10.00	67	3/25/09	13,509,791	6.01	10.00
34	6/25/06	29,700,000	6.35	10.00	68	4/25/09	13,188,283	6.23	10.00

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Class M-2 Cap Contract

Per	Date	Notional	Strike	Ceiling	Per	Date	Notional	Strike	Ceiling	Per	Date	Notional	Strike	Ceiling
1	9/29/03	22,000,000	3.67	10.00	35	7/25/06	22,000,000	5.02	10.00	69	5/25/09	9,807,067	4.91	10.00
2	10/25/03	22,000,000	5.18	10.00	36	8/25/06	22,000,000	5.07	10.00	70	6/25/09	9,373,222	5.13	10.00
3	11/25/03	22,000,000	5.42	10.00	37	9/25/06	22,000,000	5.16	10.00	71	7/25/09	9,087,541	4.91	10.00
4	12/25/03	22,000,000	5.18	10.00	38	10/25/06	20,043,909	4.93	10.00	72	8/25/09	8,870,902	4.90	10.00
5	1/25/04	22,000,000	5.18	10.00	39	11/25/06	19,571,634	5.16	10.00	73	9/25/09	8,659,334	5.13	10.00
6	2/25/04	22,000,000	5.67	10.00	40	12/25/06	19,110,358	4.93	10.00	74	10/25/09	8,452,719	4.90	10.00
7	3/25/04	22,000,000	5.18	10.00	41	1/25/07	18,659,827	4.93	10.00	75	11/25/09	8,250,941	5.13	10.00
8	4/25/04	22,000,000	5.41	10.00	42	2/25/07	18,219,791	5.66	10.00	76	12/25/09	8,053,889	4.90	10.00
9	5/25/04	22,000,000	5.17	10.00	43	3/25/07	17,790,007	4.93	10.00	77	1/25/10	7,861,453	4.90	10.00
10	6/25/04	22,000,000	5.41	10.00	44	4/25/07	17,370,237	5.15	10.00	78	2/25/10	7,673,526	5.63	10.00
11	7/25/04	22,000,000	5.08	10.00	45	5/25/07	16,960,249	4.93	10.00	79	3/25/10	7,490,003	4.90	10.00
12	8/25/04	22,000,000	5.08	10.00	46	6/25/07	16,559,817	5.15	10.00	80	4/25/10	7,310,782	5.13	10.00
13	9/25/04	22,000,000	5.31	10.00	47	7/25/07	16,168,717	4.92	10.00	81	5/25/10	7,135,763	4.90	10.00
14	10/25/04	22,000,000	5.08	10.00	48	8/25/07	15,786,735	4.92	10.00	82	6/25/10	6,964,848	5.12	10.00
15	11/25/04	22,000,000	5.31	10.00	49	9/25/07	15,413,658	5.15	10.00	83	7/25/10	6,797,943	4.90	10.00
16	12/25/04	22,000,000	5.07	10.00	50	10/25/07	15,049,280	4.92	10.00	84	8/25/10	6,634,954	4.90	10.00
17	1/25/05	22,000,000	5.07	10.00	51	11/25/07	14,693,399	5.15	10.00	85	9/25/10	6,475,790	5.12	10.00
18	2/25/05	22,000,000	5.82	10.00	52	12/25/07	14,345,819	4.92	10.00	86	10/25/10	6,320,362	4.89	10.00
19	3/25/05	22,000,000	5.07	10.00	53	1/25/08	14,006,346	4.92	10.00	87	11/25/10	6,168,583	5.12	10.00
20	4/25/05	22,000,000	5.31	10.00	54	2/25/08	13,674,793	5.39	10.00	88	12/25/10	6,020,370	4.89	10.00
21	5/25/05	22,000,000	5.07	10.00	55	3/25/08	13,350,976	4.92	10.00	89	1/25/11	5,875,638	4.89	10.00
22	6/25/05	22,000,000	5.30	10.00	56	4/25/08	13,034,716	5.14	10.00	90	2/25/11	5,734,308	5.62	10.00
23	7/25/05	22,000,000	5.07	10.00	57	5/25/08	12,725,837	4.92	10.00	91	3/25/11	5,596,299	4.89	10.00
24	8/25/05	22,000,000	5.10	10.00	58	6/25/08	12,424,168	5.14	10.00	92	4/25/11	5,461,536	5.12	10.00
25	9/25/05	22,000,000	5.26	10.00	59	7/25/08	12,129,542	4.91	10.00	93	5/25/11	5,329,942	4.89	10.00
26	10/25/05	22,000,000	5.03	10.00	60	8/25/08	11,841,796	4.91	10.00	94	6/25/11	5,201,443	5.12	10.00
27	11/25/05	22,000,000	5.26	10.00	61	9/25/08	11,841,796	5.14	10.00	95	7/25/11	5,075,969	4.89	10.00
28	12/25/05	22,000,000	5.03	10.00	62	10/25/08	11,841,796	4.91	10.00	96	8/25/11	4,953,448	4.89	10.00
29	1/25/06	22,000,000	5.03	10.00	63	11/25/08	11,841,796	5.14	10.00	97	9/25/11	4,833,812	5.11	10.00
30	2/25/06	22,000,000	5.77	10.00	64	12/25/08	11,841,796	4.91	10.00	98	10/25/11	4,716,994	4.89	10.00
31	3/25/06	22,000,000	5.03	10.00	65	1/25/09	11,648,855	4.91	10.00	99	11/25/11	4,602,928	5.11	10.00
32	4/25/06	22,000,000	5.26	10.00	66	2/25/09	11,171,941	5.64	10.00	100	12/25/11	4,491,550	4.89	10.00
33	5/25/06	22,000,000	5.02	10.00	67	3/25/09	10,706,177	4.91	10.00
34	6/25/06	22,000,000	5.25	10.00	68	4/25/09	10,251,303	5.13	10.00

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Class M-3 Cap Contract

Per	Date	Notional	Strike	Ceiling	Per	Date	Notional	Strike	Ceiling	Per	Date	Notional	Strike	Ceiling
1	9/29/03	6,600,000	3.12	10.00	35	7/25/06	6,600,000	4.47	10.00	69	5/25/09	3,552,539	4.36	10.00
2	10/25/03	6,600,000	4.63	10.00	36	8/25/06	6,600,000	4.52	10.00	70	6/25/09	3,552,539	4.58	10.00
3	11/25/03	6,600,000	4.87	10.00	37	9/25/06	6,600,000	4.61	10.00	71	7/25/09	3,395,536	4.36	10.00
4	12/25/03	6,600,000	4.63	10.00	38	10/25/06	6,013,173	4.38	10.00	72	8/25/09	3,146,401	4.35	10.00
5	1/25/04	6,600,000	4.63	10.00	39	11/25/06	5,871,490	4.61	10.00	73	9/25/09	2,903,098	4.58	10.00
6	2/25/04	6,600,000	5.12	10.00	40	12/25/06	5,733,107	4.38	10.00	74	10/25/09	2,665,490	4.35	10.00
7	3/25/04	6,600,000	4.63	10.00	41	1/25/07	5,597,948	4.38	10.00	75	11/25/09	2,475,282	4.58	10.00
8	4/25/04	6,600,000	4.86	10.00	42	2/25/07	5,465,937	5.11	10.00	76	12/25/09	2,416,167	4.35	10.00
9	5/25/04	6,600,000	4.62	10.00	43	3/25/07	5,337,002	4.38	10.00	77	1/25/10	2,358,436	4.35	10.00
10	6/25/04	6,600,000	4.86	10.00	44	4/25/07	5,211,071	4.60	10.00	78	2/25/10	2,302,058	5.08	10.00
11	7/25/04	6,600,000	4.53	10.00	45	5/25/07	5,088,075	4.38	10.00	79	3/25/10	2,247,001	4.35	10.00
12	8/25/04	6,600,000	4.53	10.00	46	6/25/07	4,967,945	4.60	10.00	80	4/25/10	2,193,235	4.58	10.00
13	9/25/04	6,600,000	4.76	10.00	47	7/25/07	4,850,615	4.37	10.00	81	5/25/10	2,140,729	4.35	10.00
14	10/25/04	6,600,000	4.53	10.00	48	8/25/07	4,736,020	4.37	10.00	82	6/25/10	2,089,455	4.57	10.00
15	11/25/04	6,600,000	4.76	10.00	49	9/25/07	4,624,097	4.60	10.00	83	7/25/10	2,039,383	4.35	10.00
16	12/25/04	6,600,000	4.52	10.00	50	10/25/07	4,514,784	4.37	10.00	84	8/25/10	1,990,486	4.35	10.00
17	1/25/05	6,600,000	4.52	10.00	51	11/25/07	4,408,020	4.60	10.00	85	9/25/10	1,942,737	4.57	10.00
18	2/25/05	6,600,000	5.27	10.00	52	12/25/07	4,303,746	4.37	10.00	86	10/25/10	1,896,109	4.34	10.00
19	3/25/05	6,600,000	4.52	10.00	53	1/25/08	4,201,904	4.37	10.00	87	11/25/10	1,850,575	4.57	10.00
20	4/25/05	6,600,000	4.76	10.00	54	2/25/08	4,102,438	4.84	10.00	88	12/25/10	1,806,111	4.34	10.00
21	5/25/05	6,600,000	4.52	10.00	55	3/25/08	4,005,293	4.37	10.00	89	1/25/11	1,762,691	4.34	10.00
22	6/25/05	6,600,000	4.75	10.00	56	4/25/08	3,910,415	4.59	10.00	90	2/25/11	1,720,292	5.07	10.00
23	7/25/05	6,600,000	4.52	10.00	57	5/25/08	3,817,751	4.37	10.00	91	3/25/11	1,678,890	4.34	10.00
24	8/25/05	6,600,000	4.55	10.00	58	6/25/08	3,727,250	4.59	10.00	92	4/25/11	1,638,461	4.57	10.00
25	9/25/05	6,600,000	4.71	10.00	59	7/25/08	3,638,863	4.36	10.00	93	5/25/11	1,598,983	4.34	10.00
26	10/25/05	6,600,000	4.48	10.00	60	8/25/08	3,552,539	4.36	10.00	94	6/25/11	1,560,433	4.57	10.00
27	11/25/05	6,600,000	4.71	10.00	61	9/25/08	3,552,539	4.59	10.00	95	7/25/11	1,522,791	4.34	10.00
28	12/25/05	6,600,000	4.48	10.00	62	10/25/08	3,552,539	4.36	10.00	96	8/25/11	1,486,034	4.34	10.00
29	1/25/06	6,600,000	4.48	10.00	63	11/25/08	3,552,539	4.59	10.00	97	9/25/11	1,450,144	4.56	10.00
30	2/25/06	6,600,000	5.22	10.00	64	12/25/08	3,552,539	4.36	10.00	98	10/25/11	1,415,098	4.34	10.00
31	3/25/06	6,600,000	4.48	10.00	65	1/25/09	3,552,539	4.36	10.00	99	11/25/11	1,380,878	4.56	10.00
32	4/25/06	6,600,000	4.71	10.00	66	2/25/09	3,552,539	5.09	10.00	100	12/25/11	1,347,465	4.34	10.00
33	5/25/06	6,600,000	4.47	10.00	67	3/25/09	3,552,539	4.36	10.00
34	6/25/06	6,600,000	4.70	10.00	68	4/25/09	3,552,539	4.58	10.00

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Class M-4 Cap Contract

Per	Date	Notional	Strike	Ceiling	Per	Date	Notional	Strike	Ceiling	Per	Date	Notional	Strike	Ceiling
1	9/29/03	4,620,000	2.32	10.00	35	7/25/06	4,620,000	3.67	10.00	69	5/25/09	2,486,777	3.56	10.00
2	10/25/03	4,620,000	3.83	10.00	36	8/25/06	4,620,000	3.72	10.00	70	6/25/09	2,486,777	3.78	10.00
3	11/25/03	4,620,000	4.07	10.00	37	9/25/06	4,620,000	3.81	10.00	71	7/25/09	2,486,777	3.56	10.00
4	12/25/03	4,620,000	3.83	10.00	38	10/25/06	4,209,221	3.58	10.00	72	8/25/09	2,486,777	3.55	10.00
5	1/25/04	4,620,000	3.83	10.00	39	11/25/06	4,110,043	3.81	10.00	73	9/25/09	2,486,777	3.78	10.00
6	2/25/04	4,620,000	4.32	10.00	40	12/25/06	4,013,175	3.58	10.00	74	10/25/09	2,486,777	3.55	10.00
7	3/25/04	4,620,000	3.83	10.00	41	1/25/07	3,918,564	3.58	10.00	75	11/25/09	2,444,941	3.78	10.00
8	4/25/04	4,620,000	4.06	10.00	42	2/25/07	3,826,156	4.31	10.00	76	12/25/09	2,277,447	3.55	10.00
9	5/25/04	4,620,000	3.82	10.00	43	3/25/07	3,735,901	3.58	10.00	77	1/25/10	2,113,876	3.55	10.00
10	6/25/04	4,620,000	4.06	10.00	44	4/25/07	3,647,750	3.80	10.00	78	2/25/10	1,954,138	4.28	10.00
11	7/25/04	4,620,000	3.73	10.00	45	5/25/07	3,561,652	3.58	10.00	79	3/25/10	1,798,144	3.55	10.00
12	8/25/04	4,620,000	3.73	10.00	46	6/25/07	3,477,561	3.80	10.00	80	4/25/10	1,645,806	3.78	10.00
13	9/25/04	4,620,000	3.96	10.00	47	7/25/07	3,395,431	3.57	10.00	81	5/25/10	1,498,510	3.55	10.00
14	10/25/04	4,620,000	3.73	10.00	48	8/25/07	3,315,214	3.57	10.00	82	6/25/10	1,462,618	3.77	10.00
15	11/25/04	4,620,000	3.96	10.00	49	9/25/07	3,236,868	3.80	10.00	83	7/25/10	1,427,568	3.55	10.00
16	12/25/04	4,620,000	3.72	10.00	50	10/25/07	3,160,349	3.57	10.00	84	8/25/10	1,393,340	3.55	10.00
17	1/25/05	4,620,000	3.72	10.00	51	11/25/07	3,085,614	3.80	10.00	85	9/25/10	1,359,916	3.77	10.00
18	2/25/05	4,620,000	4.47	10.00	52	12/25/07	3,012,622	3.57	10.00	86	10/25/10	1,327,276	3.54	10.00
19	3/25/05	4,620,000	3.72	10.00	53	1/25/08	2,941,333	3.57	10.00	87	11/25/10	1,295,403	3.77	10.00
20	4/25/05	4,620,000	3.96	10.00	54	2/25/08	2,871,707	4.04	10.00	88	12/25/10	1,264,278	3.54	10.00
21	5/25/05	4,620,000	3.72	10.00	55	3/25/08	2,803,705	3.57	10.00	89	1/25/11	1,233,884	3.54	10.00
22	6/25/05	4,620,000	3.95	10.00	56	4/25/08	2,737,290	3.79	10.00	90	2/25/11	1,204,205	4.27	10.00
23	7/25/05	4,620,000	3.72	10.00	57	5/25/08	2,672,426	3.57	10.00	91	3/25/11	1,175,223	3.54	10.00
24	8/25/05	4,620,000	3.75	10.00	58	6/25/08	2,609,075	3.79	10.00	92	4/25/11	1,146,923	3.77	10.00
25	9/25/05	4,620,000	3.91	10.00	59	7/25/08	2,547,204	3.56	10.00	93	5/25/11	1,119,288	3.54	10.00
26	10/25/05	4,620,000	3.68	10.00	60	8/25/08	2,486,777	3.56	10.00	94	6/25/11	1,092,303	3.77	10.00
27	11/25/05	4,620,000	3.91	10.00	61	9/25/08	2,486,777	3.79	10.00	95	7/25/11	1,065,953	3.54	10.00
28	12/25/05	4,620,000	3.68	10.00	62	10/25/08	2,486,777	3.56	10.00	96	8/25/11	1,040,224	3.54	10.00
29	1/25/06	4,620,000	3.68	10.00	63	11/25/08	2,486,777	3.79	10.00	97	9/25/11	1,015,101	3.76	10.00
30	2/25/06	4,620,000	4.42	10.00	64	12/25/08	2,486,777	3.56	10.00	98	10/25/11	990,569	3.54	10.00
31	3/25/06	4,620,000	3.68	10.00	65	1/25/09	2,486,777	3.56	10.00	99	11/25/11	966,615	3.76	10.00
32	4/25/06	4,620,000	3.91	10.00	66	2/25/09	2,486,777	4.29	10.00	100	12/25/11	943,226	3.54	10.00
33	5/25/06	4,620,000	3.67	10.00	67	3/25/09	2,486,777	3.56	10.00
34	6/25/06	4,620,000	3.90	10.00	68	4/25/09	2,486,777	3.78	10.00

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

Class M-5 Cap Contract

Per	Date	Notional	Strike	Ceiling	Per	Date	Notional	Strike	Ceiling	Per	Date	Notional	Strike	Ceiling
1	9/29/03	4,400,000	2.32	10.00	35	7/25/06	4,400,000	3.67	10.00	69	5/25/09	2,368,359	3.56	10.00
2	10/25/03	4,400,000	3.83	10.00	36	8/25/06	4,400,000	3.72	10.00	70	6/25/09	2,368,359	3.78	10.00
3	11/25/03	4,400,000	4.07	10.00	37	9/25/06	4,400,000	3.81	10.00	71	7/25/09	2,368,359	3.56	10.00
4	12/25/03	4,400,000	3.83	10.00	38	10/25/06	4,008,782	3.58	10.00	72	8/25/09	2,368,359	3.55	10.00
5	1/25/04	4,400,000	3.83	10.00	39	11/25/06	3,914,327	3.81	10.00	73	9/25/09	2,368,359	3.78	10.00
6	2/25/04	4,400,000	4.32	10.00	40	12/25/06	3,822,072	3.58	10.00	74	10/25/09	2,368,359	3.55	10.00
7	3/25/04	4,400,000	3.83	10.00	41	1/25/07	3,731,965	3.58	10.00	75	11/25/09	2,368,359	3.78	10.00
8	4/25/04	4,400,000	4.06	10.00	42	2/25/07	3,643,958	4.31	10.00	76	12/25/09	2,368,359	3.55	10.00
9	5/25/04	4,400,000	3.82	10.00	43	3/25/07	3,558,001	3.58	10.00	77	1/25/10	2,368,359	3.55	10.00
10	6/25/04	4,400,000	4.06	10.00	44	4/25/07	3,474,047	3.80	10.00	78	2/25/10	2,368,359	4.28	10.00
11	7/25/04	4,400,000	3.73	10.00	45	5/25/07	3,392,050	3.58	10.00	79	3/25/10	2,368,359	3.55	10.00
12	8/25/04	4,400,000	3.73	10.00	46	6/25/07	3,311,963	3.80	10.00	80	4/25/10	2,368,359	3.78	10.00
13	9/25/04	4,400,000	3.96	10.00	47	7/25/07	3,233,743	3.57	10.00	81	5/25/10	2,366,888	3.55	10.00
14	10/25/04	4,400,000	3.73	10.00	48	8/25/07	3,157,347	3.57	10.00	82	6/25/10	2,257,503	3.77	10.00
15	11/25/04	4,400,000	3.96	10.00	49	9/25/07	3,082,732	3.80	10.00	83	7/25/10	2,150,684	3.55	10.00
16	12/25/04	4,400,000	3.72	10.00	50	10/25/07	3,009,856	3.57	10.00	84	8/25/10	2,046,370	3.55	10.00
17	1/25/05	4,400,000	3.72	10.00	51	11/25/07	2,938,680	3.80	10.00	85	9/25/10	1,944,505	3.77	10.00
18	2/25/05	4,400,000	4.47	10.00	52	12/25/07	2,869,164	3.57	10.00	86	10/25/10	1,845,031	3.54	10.00
19	3/25/05	4,400,000	3.72	10.00	53	1/25/08	2,801,269	3.57	10.00	87	11/25/10	1,747,893	3.77	10.00
20	4/25/05	4,400,000	3.96	10.00	54	2/25/08	2,734,959	4.04	10.00	88	12/25/10	1,653,037	3.54	10.00
21	5/25/05	4,400,000	3.72	10.00	55	3/25/08	2,670,195	3.57	10.00	89	1/25/11	1,560,409	3.54	10.00
22	6/25/05	4,400,000	3.95	10.00	56	4/25/08	2,606,943	3.79	10.00	90	2/25/11	1,469,957	4.27	10.00
23	7/25/05	4,400,000	3.72	10.00	57	5/25/08	2,545,167	3.57	10.00	91	3/25/11	1,381,632	3.54	10.00
24	8/25/05	4,400,000	3.75	10.00	58	6/25/08	2,484,834	3.79	10.00	92	4/25/11	1,295,383	3.77	10.00
25	9/25/05	4,400,000	3.91	10.00	59	7/25/08	2,425,908	3.56	10.00	93	5/25/11	1,211,163	3.54	10.00
26	10/25/05	4,400,000	3.68	10.00	60	8/25/08	2,368,359	3.56	10.00	94	6/25/11	1,128,924	3.77	10.00
27	11/25/05	4,400,000	3.91	10.00	61	9/25/08	2,368,359	3.79	10.00	95	7/25/11	1,048,620	3.54	10.00
28	12/25/05	4,400,000	3.68	10.00	62	10/25/08	2,368,359	3.56	10.00	96	8/25/11	970,207	3.54	10.00
29	1/25/06	4,400,000	3.68	10.00	63	11/25/08	2,368,359	3.79	10.00	97	9/25/11	893,640	3.76	10.00
30	2/25/06	4,400,000	4.42	10.00	64	12/25/08	2,368,359	3.56	10.00	98	10/25/11	818,876	3.54	10.00
31	3/25/06	4,400,000	3.68	10.00	65	1/25/09	2,368,359	3.56	10.00	99	11/25/11	745,874	3.76	10.00
32	4/25/06	4,400,000	3.91	10.00	66	2/25/09	2,368,359	4.29	10.00	100	12/25/11	674,592	3.54	10.00
33	5/25/06	4,400,000	3.67	10.00	67	3/25/09	2,368,359	3.56	10.00
34	6/25/06	4,400,000	3.90	10.00	68	4/25/09	2,368,359	3.78	10.00

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

BOND SUMMARY (to Call)

Class A (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	16.53	5.61	3.04	1.97	1.32
First Principal Payment Date	Oct 2003	Oct 2003	Oct 2003	Oct 2003	Oct 2003
Last Principal Payment Date	Apr 2030	Jan 2019	Jan 2012	Mar 2009	Nov 2006
Principal Window (mths.)	1 – 319	1 – 184	1 – 100	1 – 66	1 - 38

Class M-1 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.56	10.40	5.58	4.26	3.88
First Principal Payment Date	Jan 2023	Dec 2008	Oct 2006	Mar 2007	Nov 2006
Last Principal Payment Date	Apr 2030	Jan 2019	Jan 2012	Mar 2009	Aug 2007
Principal Window (mths.)	232 – 319	63 - 184	37 - 100	42 – 66	38 - 47

Class M-2 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.57	10.43	5.59	4.08	3.80
First Principal Payment Date	Jan 2023	Dec 2008	Oct 2006	Dec 2006	Mar 2007
Last Principal Payment Date	Apr 2030	Jan 2019	Jan 2012	Mar 2009	Aug 2007
Principal Window (mths.)	232 – 319	63 – 184	37 - 100	39 – 66	42 - 47

Class M-3  (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.62	10.53	5.64	4.04	3.55
First Principal Payment Date	Jan 2023	Dec 2008	Oct 2006	Nov 2006	Feb 2007
Last Principal Payment Date	Apr 2030	Jan 2019	Jan 2012	Mar 2009	Aug 2007
Principal Window (mths.)	232 – 319	63 – 184	37 - 100	38 - 66	41 - 47

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

BOND SUMMARY (to Call)

Class M-4  (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.69	10.65	5.71	4.06	3.47
First Principal Payment Date	Jan 2023	Dec 2008	Oct 2006	Nov 2006	Jan 2007
Last Principal Payment Date	Apr 2030	Jan 2019	Jan 2012	Mar 2009	Aug 2007
Principal Window (mths.)	232 – 319	63 – 184	37 - 100	38 - 66	40 - 47

Class M-5  (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.85	10.95	5.88	4.15	3.42
First Principal Payment Date	Jan 2023	Dec 2008	Oct 2006	Oct 2006	Nov 2006
Last Principal Payment Date	Apr 2030	Jan 2019	Jan 2012	Mar 2009	Aug 2007
Principal Window (mths.)	232 – 319	63 - 184	37 - 100	37 - 66	38 - 47

Class M-6  (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	21.37	7.07	3.76	3.08	3.08
First Principal Payment Date	Jan 2023	Dec 2008	Oct 2006	Oct 2006	Oct 2006
Last Principal Payment Date	Dec 2026	Jan 2013	Aug 2008	Dec 2006	Nov 2006
Principal Window (mths.)	232 - 279	63 - 112	37 – 59	37 - 39	37 - 38

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

BOND SUMMARY (to Maturity)

Class A (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	16.64	5.93	3.29	2.13	1.32
First Principal Payment Date	Oct 2003	Oct 2003	Oct 2003	Oct 2003	Oct 2003
Last Principal Payment Date	Mar 2033	Mar 2029	Aug 2021	Sep 2015	Nov 2006
Principal Window (mths.)	1 – 354	1 – 306	1 – 215	1 – 144	1 – 38

Class M-1 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.80	11.16	6.13	4.61	5.49
First Principal Payment Date	Jan 2023	Dec 2008	Oct 2006	Mar 2007	Nov 2006
Last Principal Payment Date	Jul 2032	Dec 2026	Jun 2018	Jun 2013	Apr 2012
Principal Window (mths.)	232 – 346	63 – 279	37 – 177	42 – 117	38 – 103

Class M-2 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.80	11.10	6.06	4.38	4.05
First Principal Payment Date	Jan 2023	Dec 2008	Oct 2006	Dec 2006	Mar 2007
Last Principal Payment Date	Mar 2032	Jul 2025	Nov 2016	May 2012	Nov 2009
Principal Window (mths.)	232 – 342	63 – 262	37 – 158	39 – 104	42 – 74

Class M-3  (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.81	11.03	5.98	4.25	3.71
First Principal Payment Date	Jan 2023	Dec 2008	Oct 2006	Nov 2006	Feb 2007
Last Principal Payment Date	Sep 2031	Feb 2023	Nov 2014	Jan 2011	Dec 2008
Principal Window (mths.)	232 – 336	63 – 233	37 – 134	38 – 88	41 – 63

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2003-3

$434,720,000 (Approximate)

BOND SUMMARY (to Maturity)

Class M-4  (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.83	10.99	5.94	4.20	3.57
First Principal Payment Date	Jan 2023	Dec 2008	Oct 2006	Nov 2006	Jan 2007
Last Principal Payment Date	May 2031	Oct 2021	Nov 2013	May 2010	Jun 2008
Principal Window (mths.)	232 – 332	63 – 217	37 – 122	38 – 80	40 – 57

Class M-5  (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.89	11.04	5.94	4.18	3.45
First Principal Payment Date	Jan 2023	Dec 2008	Oct 2006	Oct 2006	Nov 2006
Last Principal Payment Date	Nov 2030	May 2020	Nov 2012	Sep 2009	Jan 2008
Principal Window (mths.)	232 – 326	63 – 200	37 – 110	37 – 72	38 – 52

Class M-6  (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	21.37	7.07	3.76	3.08	3.08
First Principal Payment Date	Jan 2023	Dec 2008	Oct 2006	Oct 2006	Oct 2006
Last Principal Payment Date	Dec 2026	Jan 2013	Aug 2008	Dec 2006	Nov 2006
Principal Window (mths.)	232 – 279	63 – 112	37 – 59	37 – 39	37 – 38